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                                  SCHEDULE 14A

                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement
[X] Definitive Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               ----------------

                           American Tower Corporation
                (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
-------------------------------------------------------------------------

Payment of Filing Fee (Check the appropriate box):
[X] No Fee Required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

 1) Title of each class of Securities to which transaction applies:

    ---------------------------------------------------------------------

 2) Aggregate number of securities to which transaction applies:

    ---------------------------------------------------------------------

 3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    ---------------------------------------------------------------------

 4) Proposed maximum aggregate value of transaction:

    ---------------------------------------------------------------------

 5) Total fee paid:

    ---------------------------------------------------------------------

[_] Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

 1) Amount Previously Paid:

    ---------------------------------------------------------------------

 2) Form, Schedule or Registration Statement No.:

    ---------------------------------------------------------------------

 3) Filing Party:

    ---------------------------------------------------------------------

 4) Date Filed:

    ---------------------------------------------------------------------

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


                                    [LOGO]


                                                                 March 31, 1999

Dear Stockholder:
  It is a pleasure to invite you to the Company's 1999 Annual Meeting in Boston, Massachusetts on Wednesday, May 26, 1999 at 10:00 a.m., local time, at the Corporate Board Room of American Tower Corporation, 116 Huntington Avenue, 11th Floor, Boston, Massachusetts 02116. Registration for the Meeting will begin at 9:30 a.m. The official Notice of Meeting, proxy statement and form of proxy are included with this letter. The matters listed in the Notice of Meeting are described in detail in the proxy statement.

  The vote of every stockholder is important. Mailing your completed proxy will not prevent you from voting in person at the meeting if you wish to do so.

  Please sign, date and promptly mail your proxy. Your cooperation will be greatly appreciated.

  Your Board of Directors and management look forward to greeting those stockholders who are able to attend.

                                          Sincerely,

                                          /s/ Steven B. Dodge
                                          Steven B. Dodge
                                          Chairman of the Board, President and
                                          Chief Executive Officer

                          AMERICAN TOWER CORPORATION
                             116 Huntington Avenue
                          Boston, Massachusetts 02116

                               ---------------

                 NOTICE OF 1999 ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MAY 26, 1999

                               ---------------

To the Stockholders:
  The 1999 Annual Meeting of Stockholders of American Tower Corporation, a Delaware corporation ("ATC" or the "Company"), will be held at the Corporate Board Room of American Tower Corporation, 116 Huntington Avenue, 11th Floor, Boston, Massachusetts 02116, on Wednesday, May 26, 1999 at 10:00 a.m., local time, to consider and act upon the following matters:

    1. To elect ten Directors, including two independent directors to be elected by the holders of Class A Common Stock, voting separately as a class, for the ensuing year or until their successors are elected and qualified;

    2. To approve the Company's 1997 Stock Option Plan, as amended and restated (the "Plan"), pursuant to which options to purchase Class A Common Stock of the Company may be granted up to a limit of an aggregate of 15,000,000 shares;

    3. To approve and adopt an amendment (the "First Charter Amendment") to the Company's Restated Certificate of Incorporation, as amended (the "Restated Certificate"), that will increase the authorized number of shares of Class A Common Stock, par value $.01 per share;

    4. To approve and adopt an amendment (the "Second Charter Amendment") to the Restated Certificate, that will amend the provision that requires an automatic conversion of the Class B Common Stock to Class A Common Stock if the aggregate voting power of Mr. Dodge and his Controlled Entities (as defined in the Restated Certificate) falls below a certain percentage;

    5. To ratify the selection by the Board of Directors of Deloitte & Touche LLP as the Company's independent auditors for 1999; and

    6. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

  Stockholders of record at the close of business on March 29, 1999 are entitled to notice of, and to vote at, the Annual Meeting. The stock transfer books of the Company will remain open for the transfer of the Common Stock. For a period of ten days prior to the Annual Meeting, a complete list of the stockholders entitled to vote at the Annual Meeting will be available at the offices of the Company for inspection by any stockholder of record for any purpose germane to the Annual Meeting.

                                       By order of the Board of Directors


                                       /s/ Michael B. Milsom

                                       Michael B. Milsom
                                       Secretary

Boston, Massachusetts
March 31, 1999

  WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND PROMPTLY MAIL THE PROXY CARD IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES AT THE ANNUAL MEETING. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED WITHIN THE UNITED STATES.

                          AMERICAN TOWER CORPORATION
                             116 Huntington Avenue
                          Boston, Massachusetts 02116

                                PROXY STATEMENT
                  FOR THE 1999 ANNUAL MEETING OF STOCKHOLDERS

                          To be held on May 26, 1999

                              GENERAL INFORMATION

  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of American Tower Corporation (the "Board of Directors"), a Delaware corporation ("ATC" or the "Company"), for use at the 1999 Annual Meeting of Stockholders to be held on May 26, 1999 (the "Annual Meeting") or at any adjournment or postponement thereof.

  The Company's Annual Report to Stockholders for the fiscal year ended December 31, 1998 is being mailed to stockholders with the mailing of this Proxy Statement on or about March 31, 1999.

  All costs of solicitation of proxies will be borne by the Company. In addition to solicitations by mail, the Company's Directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, telecopy and personal interviews. Brokers, banks, custodians and other fiduciaries will be requested to forward proxy soliciting material to the beneficial owners of stock held of record by such fiduciaries, and the Company will reimburse them for their reasonable out-of-pocket expenses incurred in connection with the distribution of such proxy materials.

Revocability of Proxies

  Any stockholder giving a proxy in the enclosed form has the power to revoke it at any time before it is exercised by delivering to the Secretary of the Company at its principal executive office located at 116 Huntington Avenue, Boston, Massachusetts 02116, a written notice of revocation or another duly executed proxy bearing a later date. A stockholder may also revoke his or her proxy by attending the Annual Meeting and voting in person.

Record Date, Voting and Share Ownership

  The Company has three classes of common stock issued and outstanding: Class A Common Stock, $.01 par value per share (the "Class A Common Stock"), Class B Common Stock, $.01 par value per share (the "Class B Common Stock"), and Class C Common Stock, $.01 par value per share (the "Class C Common Stock" and, collectively with the Class A Common Stock and the Class B Common Stock, the "Common Stock" ). Shares of Class B Common Stock and, subject to certain limits set forth in the Company's Restated Certificate of Incorporation, as amended (the "Restated Certificate"), Class C Common Stock are convertible, at any time at the option of the holder, on a share for share basis into shares of Class A Common Stock.

  With respect to the matters submitted for vote at the Annual Meeting, each share of Class A Common Stock is entitled to one vote and each share of Class B Common Stock is entitled to ten votes. The Class C Common Stock is not entitled to vote on the matters submitted at the Annual Meeting. Except with respect to the election of two of the directors, the Class A Common Stock and the Class B Common Stock shall vote as a single class in regards to the matters submitted at the Annual Meeting. With respect to the election of directors, the holders of Class A Common Stock are entitled by class vote, exclusive of all other stockholders, to elect two independent directors (the "Independent Directors"). On March 23, 1999, there were outstanding and entitled to vote 144,256,814 shares of Class A Common Stock and 8,938,773 shares of Class B Common Stock.

  The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the votes entitled to be cast of the Class A Common Stock and the Class B Common Stock issued and outstanding on March 29, 1999 will constitute a quorum for the transaction of business at the Annual Meeting. A proxy in the enclosed form, if received in time for voting and not revoked, will be voted at the Annual Meeting in accordance with the instructions contained therein. Where a choice is not so specified, the shares represented by the proxy will be voted "for" the election of the nominees for Directors listed herein and in favor of the other matters set forth in the Notice of Annual Meeting accompanying this Proxy Statement.

  Votes cast at the Annual Meeting will be tabulated by a person or persons duly appointed to act as an inspector or inspectors of election for the Annual Meeting. The inspector(s) of election will treat shares represented by a properly signed and returned proxy as present at the Annual Meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining. Likewise, the inspector(s) of election will treat shares represented by "broker non-votes" as present for purposes of determining a quorum, although such shares may not be voted on any matter for which the record holder of such shares lacks authority to act. Broker non-votes are proxies with respect to shares held in record name by brokers or nominees, as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote, (ii) the broker or nominee does not have discretionary voting power under applicable national securities exchange rules or the instrument under which it serves in such capacity, and
(iii) the record holder has indicated on the proxy card or otherwise notified the Company that it does not have authority to vote such shares on that matter.

Security Ownership of Certain Beneficial Owners and Management

  The following information sets forth certain information known to ATC as of March 23, 1999 with respect to the shares of Common Stock that are beneficially owned as of such date by (i) each person known by ATC to own more than 5% of the outstanding Common Stock, (ii) each director of ATC, (iii) each executive officer of ATC, and (iv) all directors and executive officers of ATC as a group. The number of shares beneficially owned by each director or executive officer is determined according to the rules of the Securities and Exchange Commission (the "Commission"), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power and also any shares which the individual or entity has the right to acquire within sixty days of March 23, 1999 through the exercise of an option, conversion feature or similar right. Except as noted below, each holder has sole voting and investment power with respect to all shares of Common Stock listed as owned by such person or entity.

                                                           Percent of  Percent of
                                     Percent of Percent of   Common   Total Voting
                            Number    Class A    Class B     Stock       Power
                          ---------- ---------- ---------- ---------- ------------
Directors and Executive
 Officers
Steven B. Dodge(1)......   7,009,460     *        70.07       4.48       28.48
Thomas H. Stoner(2).....   1,493,300     *        16.33        *          6.26
Alan L. Box(3)..........     849,240     *          --         *           *
Arnold L. Chavkin
 (CEA)(4)...............   6,285,708    2.68        --        4.04        1.65
James S. Eisenstein(5)..     279,984     *          --         *           *
Dean H. Eisner(6).......   1,881,055    1.30        --        1.21         *
Jack D. Furst(7)........      19,364     *          --         *           *
J. Michael Gearon,
 Jr.(8).................   4,021,328    2.79        --        2.58        1.72
Fred R. Lummis(9).......   1,346,748     *          --         *           *
Randall Mays (Clear
 Channel)(10)...........   9,019,717    6.25        --        5.80        3.86
Steven J.
 Moskowitz(11)..........      56,000     *          --         *           *
Douglas Wiest(12).......      83,557     *          --         *           *
Maggie Wilderotter(13)..         --      --         --         --          --
Joseph L. Winn(14)......     420,934     *         3.90        *          1.53
All executive officers
 and directors as a
 group (fourteen
 persons)(15)...........  32,766,395   14.83      87.48      20.77       44.54
Five Percent
 Stockholders:
Wellington Management
 Company, LLP(16).......   8,091,887    5.61        --        5.20        3.46

--------
  * Less than 1%.
 (1) Mr. Dodge is Chairman of the Board, President and Chief Executive Officer of ATC. His address is 116 Huntington Avenue, Boston, Massachusetts 02116. Includes 10,030 shares of Class A Common Stock and 3,563,561 shares of Class B Common Stock owned by Mr. Dodge, an aggregate of 25,050 shares of Class A Common Stock and 32,265 shares of Class B Common Stock owned by three trusts for the benefit of Mr. Dodge's children, 66,720 shares of Class A Common Stock and 2,000,000 shares of Class B Common Stock owned by a limited liability company, of which Mr. Dodge is the sole member, 395,000 shares of Class B Common Stock owned by a charitable foundation, of which Mr. Dodge serves as a trustee, and 5,000 shares of Class A Common Stock owned by Mr. Dodge's wife. Mr. Dodge disclaims beneficial ownership in all shares owned by such trusts, the charitable foundation and his wife. Does not include an aggregate of 329,423 shares of Class B Common Stock purchasable under ATC options received in exchange for American Radio options upon consummation of the ATC Separation; includes an aggregate of 571,834 shares of Class B Common Stock as to which such exchanged options are exercisable. Does not include 1,360,000 shares of Class B Common Stock purchasable under an option granted on January 8, 1998 under the Plan and 1,300,000 shares of Class A Common Stock purchasable under an option granted on June 22, 1998 under the Plan and 300,000 shares of Class A Common Stock purchasable under an option granted on December 1, 1998 under the Plan; includes 340,000 shares as to which the January option is exercisable. Does not include 170 shares of Class A Common Stock held by Thomas S. Dodge, an adult child of Mr. Dodge, with respect to which Mr. Dodge disclaims beneficial ownership.

 (2) Mr. Stoner is Chairman of the Executive Committee of the ATC Board of Directors. His address is 116 Huntington Avenue, Boston, Massachusetts 02116. Includes 46,311 shares of Class B Common Stock owned by his wife, an aggregate of 1,316,285 shares of Class B Common Stock and 22,500 shares of Class A Common Stock owned by trusts of which he and/or certain other persons are trustees, and 96,988 shares of Class B Common Stock owned by a charitable foundation, of which Mr. Stoner serves as an officer. Mr. Stoner disclaims beneficial ownership of 318,853 shares of Class B Common Stock and 22,500 shares of Class A Common Stock owned by the charitable foundation and such trusts. Does not include 100,675 shares of Class A Common Stock and 63,629 shares of Class B Common Stock owned by Mr. Stoner's adult children. Does not include 9,323 shares of Class A Common Stock purchasable under an ATC option received in exchange for an American Radio option upon consummation of the ATC Separation; includes 6,216 shares of Class A Common Stock as to which such exchanged option is exercisable. Does not include 20,000 shares of Class A Common Stock purchasable under an option granted on January 8, 1998 under the Plan and 25,000 shares of Class A Common Stock purchasable under an option granted on December 1, 1998 under the Plan; includes 5,000 shares as to which the January option is exercisable.
 (3) Mr. Box is a director and an Executive Vice President of ATC. His address is 116 Huntington Avenue, Boston, Massachusetts 02116. Includes 698,858 shares of Class A Common Stock owned by Mr. Box, 2,070 shares of Class A Common Stock owned by two trusts for the benefit of Mr. Box's children and 124,312 shares of Class A Common Stock purchasable under ATC options received in exchange for American Radio options upon consummation of the ATC Separation; does not include 186,466 shares of Class A Common Stock purchasable under such exchanged options. Does not include 96,000 shares of Class A Common Stock purchasable under an option granted on January 8, 1998 under the Plan, 80,000 shares of Class A Common Stock purchasable under an option granted on June 22, 1998 under the Plan and 25,000 shares of Class A Common Stock purchasable under an option granted on December 1, 1998 under the Plan; includes 24,000 shares as to which the January option is exercisable.
 (4) Mr. Chavkin is a director of ATC. His address is 116 Huntington Avenue, Boston, Massachusetts 02116. Mr. Chavkin, as a general partner of CCP, which is the general partner of CEA may be deemed to own beneficially shares held by CEA and Chase Manhattan Capital, L.P. ("Chase Capital"), an affiliate of Mr. Chavkin. Includes 21,719 shares of Class A Common Stock and 2,422,804 shares of Class C Common Stock owned by CEA and 3,829,969 shares of Class A Common Stock owned by Chase Capital. Mr. Chavkin disclaims such beneficial ownership of such shares. The address of CCP and CEA is 380 Madison Avenue, 12th Floor, New York, New York 10017. Does not include 9,323 shares of Class A Common Stock purchasable under an ATC option received in exchange for an American Radio option upon consummation of the ATC Separation; includes 6,216 shares of Class A Common Stock as to which such exchanged option is exercisable. Does not include 20,000 shares of Class A Common Stock purchasable under an option granted on January 8, 1998 under the Plan and 25,000 shares of Class A Common Stock purchasable under an option granted on December 1, 1998 under the Plan; includes 5,000 shares as to which the January option is exercisable.
 (5) Mr. Eisenstein is Executive Vice President--Corporate Development of ATC. His address is 116 Huntington Avenue, Boston, Massachusetts 02116. Does not include 49,722 shares of Class B Common Stock purchasable under ATC options received in exchange for American Radio options upon consummation of the ATC Separation; includes 74,589 shares of Class B Common Stock as to which such options will be exercisable. Does not include an aggregate of 125,635 shares of Class A Common Stock purchasable under options that were issued in exchange for ATI options; includes an aggregate of 174,795 shares of Class A Common Stock as to which such options are exercisable. Does not include 22,400 shares of Class A Common Stock purchasable under an option granted on January 8, 1998 under the Plan, 22,000 shares of Class A Common Stock purchasable under an option granted on June 22, 1998 under the Plan and 100,000 shares of Class A Common Stock purchasable under an option granted on December 1, 1998 under the Plan; includes 5,600 shares as to which the January option is exercisable.
 (6) Mr. Eisner, Vice President, Business Development and Planning of Cox Enterprises, Inc., an affiliate of the former principal TeleCom member, is a director of ATC. Cox Telecom Towers, Inc., an affiliate of Cox Enterprises, Inc., owns 1,881,055 shares of Class A Common Stock. Mr. Eisner's address is 1400 Lake Hearn Drive, N.E., Atlanta, GA 30319.
 (7) Mr. Furst, a partner of Hicks, Muse, Tate & Furst, Incorporated, is a director of ATC. His address is 200 Crescent Court, Suite 1600, Dallas, Texas 75201-6950.
 (8) Mr. Gearon is an Executive Vice President and director of ATC. His address is 116 Huntington Avenue, Boston, Massachusetts 02116. Includes 808,333 shares of Class A Common Stock owned directly by Mr. Gearon and an aggregate of 3,166,104 shares of Class A Common Stock owned by limited partnerships, of which Mr. Gearon controls. Does not include 300,000 shares of Class A Common Stock held by a trust for the benefit of Mr. Gearon's children of which J. Michael Gearon, Sr. is the trustee. Mr. Gearon disclaims beneficial ownership in all shares owned by such trust. Does not include 187,560 shares of Class A Common Stock purchasable under an option granted on January 22, 1998 under the Plan and 100,000 shares of Class A Common Stock purchasable under an option granted on December 1, 1998 under the Plan; includes 46,891 shares as to which the January option is exercisable.
 (9) Mr. Lummis is a director of ATC. His address is 3411 Richmond Avenue, Suite 400, Houston, Texas 77046. Includes 69,105 shares of Class A Common Stock owned by Mr. Lummis, an aggregate of 256,252 shares of Class A Common Stock owned by trusts of which he is trustee, 524,349 shares of Class A Common Stock owned by Summit Capital, an affiliate of Mr. Lummis by reason of Mr. Lummis's 50% ownership of the common stock of Summit Capital, and 497,042 shares of Class A Common Stock purchasable under an option originally granted by American Tower Corporation, an unaffiliated company that was merged with ATC in June 1998 ("Old ATC") which became an option to purchase Class A Common Stock pursuant to the merger of Old ATC with ATC. Mr. Lummis disclaims beneficial ownership in all shares owned by the trusts and disclaims beneficial ownership of all shares owned by Summit Capital, except to the extent of his pecuniary interest therein. Does not include 25,000 shares of Class A Common Stock purchasable under an option granted on June 22, 1998 under the Plan and 25,000 shares of Class A Common Stock purchasable under an option granted on December 1, 1998 under the Plan.
(10) Mr. Mays, the Chief Financial Officer and an Executive Vice President of Clear Channel, is a director of ATC. His address is P.O. Box 659512, San Antonio, Texas 78265-9512. Clear Channel owns all of the shares of Class A Common Stock shown in the table. Mr. Mays disclaims beneficial ownership of Clear Channel's ownership of such shares. Does not include 25,000 shares of Class A Common Stock purchasable under an option granted on June 22, 1998 under the Plan and 25,000 shares of Class A Common Stock purchasable under an option granted on December 1, 1998 under the Plan.
(11) Mr. Moskowitz is an Executive Vice President--Marketing of ATC. His address is 116 Huntington Avenue, Boston, Massachusetts 02116. Does not include 112,000 shares of Class A Common Stock purchasable under an option granted on January 8, 1998 under the Plan, 35,000 shares purchasable under an option granted on June 22, 1998 under the Plan and 75,000 shares of Class A Common Stock purchasable under an option granted on December 1, 1998; includes 28,000 shares as to which the January option is exercisable.
(12) Mr. Wiest is the Chief Operating Officer of ATC. His address is 116 Huntington Avenue, Boston, Massachusetts 02116. Includes 35,556 shares of Class A Common Stock owned by Mr. Wiest. Does not include 192,000 shares of Class A Common Stock purchasable under an option granted on January 22, 1998 under the Plan and 125,000 shares of Class A Common Stock purchasable under an option granted on December 1, 1998 under the Plan; includes 48,001 shares as to which the January option is exercisable.
(13) Ms. Wilderotter is a director of ATC. Her address is 116 Huntington Avenue, Boston, Massachusetts 02116. Does not include 25,000 shares of Class A Common Stock purchasable under an option granted on June 22, 1998 under the Plan and 25,000 shares of Class A Common Stock purchasable under an option granted on December 1, 1998 under the Plan.
(14) Mr. Winn is the Treasurer and Chief Financial Officer of ATC. His address is 116 Huntington Avenue, Boston, Massachusetts 02116. Includes 2,000 shares of Class A Common Stock and 230,657 shares of Class B Common Stock owned individually by Mr. Winn and 100 shares of Class A Common Stock held for the benefit of his children. Does not include an aggregate of 78,184 shares of Class B Common Stock and 15,048 shares of Class A Common Stock purchasable under ATC options received in exchange for American Radio options upon consummation of the ATC Separation; includes an aggregate of 123,145 shares of Class B Common Stock and 10,032 shares of Class A Common Stock as to which such options are exercisable. Does not include 220,000 shares of Class A Common Stock purchasable under an option granted on January 8, 1998 under the Plan, 210,000 shares of Class A Common Stock purchasable under an option granted on June 22, 1998 under the Plan and 125,000 shares of Class A Common Stock purchasable under an option granted on December 1, 1998 under the Plan; includes 55,000 shares as to which the January option is exercisable.
(15) Includes all shares stated to be owned in the preceding notes.
(16) The address of Wellington Management Company, LLP ("Wellington") is 75 State Street, Boston, Massachusetts 02109. Based on Wellington's Schedule 13G dated February 9, 1999, Wellington has sole voting power over 0 shares of Class A Common Stock, shared voting power over 5,497,887 shares of Class A Common Stock, sole dispositive power over 0 shares of Class A Common Stock and shared dispositive power over 8,031,887 shares of Class A Common Stock.

                                    ITEM 1

                             ELECTION OF DIRECTORS

  The Board of Directors currently consists of ten directors. The Board of Directors has nominated for election as directors at the Annual Meeting the ten incumbent directors listed below. Mr. Lummis and Ms. Wilderotter are the nominees to serve as Independent Directors. Persons elected at the meeting will hold office until the 2000 Annual Meeting or until their successors are elected and qualified, subject to earlier retirement, resignation or removal. In the event that any of the above nominees become unavailable to serve, the shares represented by proxies will be voted for the election of such other person as may be recommended by the Board of Directors or management. Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the nominees listed below. As a condition to the consummation of the Company's merger with OmniAmerica, Inc. ("OmniAmerica"), a nominee of the principal stockholder of OmniAmerica, Jack D. Furst, Chairman of OmniAmerica was elected as a director of ATC. As a condition to the consummation of the Company's merger with TeleCom Towers, L.L.C. ("TeleCom"), a nominee of the principal member of TeleCom, Dean H. Eisner, was elected as a director of ATC.

Required Vote

  Except for the election of the Independent Directors, the affirmative vote of the holders of a plurality of the voting power of the shares of the Class A Common Stock and the Class B Common Stock, present or represented at the Annual Meeting, voting as a single class, is required for the election of directors. For the election of the Independent Directors, an affirmative vote of the holders of a plurality of the shares of the Class A Common Stock, present or represented at the Annual Meeting, voting as a separate class, is required.

  The Board of Directors recommends that the stockholders vote FOR the election of each of the nominees listed below to serve as directors of the Company until the next Annual Meeting or until their successors are elected and qualified.

  Set forth below are the name and age of each director, his principal occupation and business experience during the past five years and the names of other publicly traded companies of which he/she serves as a director as of March 15, 1999.

    Nominee         Principal Occupations and Business Experience During the
                                         Past Five Years

Steven B. Dodge   Mr. Dodge has served as the Chairman of the Board, President
 Age 53           and Chief Executive Officer of ATC since its organization.
                  Mr. Dodge was also the Chairman of the Board, President and Chief Executive Officer of American Radio Systems
                  Corporation ("American Radio" or "ARS"), a position he occupied since its founding on November 1, 1993 until the ATC-ARS separation (the "ATC Separation"). Pursuant to the
                  ATC Separation in June 1998, American Radio became a subsidiary of CBS Corporation and ATC became an independent public company through the distribution by American Radio to its securityholders of all of its Common Stock. Mr. Dodge was the founder in 1988 of Atlantic Radio, L.P. ("Atlantic") which was one of the predecessor entities of American Radio.
                  Prior to forming Atlantic, Mr. Dodge served as Chairman and Chief Executive Officer of American Cablesystems Corporation
                  ("American Cablesystems"), a cable television company he founded in 1978 and operated as a privately-held company until 1986. American Cablesystems was merged into Continental Cablevision, Inc. in 1988. Mr. Dodge also serves as a director of PageMart Wireless, Inc.

    Nominee         Principal Occupations and Business Experience During the
                                         Past Five Years

Alan L. Box       Mr. Box has served as an Executive Vice President of ATC
 Age 47           since March 1998 and has been a director of ATC since its
                  organization. Mr. Box served as Chief Operating Officer of
                  ATC from June 1997 to March 1998, at which time he assumed his present role as the Executive Vice President responsible for the video, voice, data and Internet transmission business of ATC. Mr. Box also was an Executive Vice
                  President and a director of American Radio from April 1997, when EZ Communications, Inc. ("EZ") merged into American
                  Radio (the "EZ Merger"), until consummation of the ATC
                  Separation. Prior to the EZ Merger, Mr. Box was employed by
                  EZ, starting in 1974, as the General Manager of EZ's
                  Washington, D.C. area radio station. He became Executive
                  Vice President and General Manager and a director of EZ in 1979, President of EZ in 1985 and Chief Executive Officer of
                  EZ in 1995. He serves as a director of George Mason
                  Bankshares, Inc. and George Mason Bank.

Arnold L. Chavkin Mr. Chavkin has been a member of the Executive Committee,
 Age 47 the Audit Committee and the Compensation Committee of the ATC Board since November 1997. Mr. Chavkin was the Chairman of the Audit Committee of the Board of American Radio from its founding until consummation of the ATC Separation and of the Audit Committee of ATC from November 1997 until November 1998. Mr. Chavkin is a general partner of Chase Capital Partners ("CCP"), which is a general partner of Chase Equity Associates, L.P. ("CEA"), a stockholder of ATC, and a former principal stockholder of American Radio and of Multi Market Communications, Inc., one of the predecessors of American Radio. Mr. Chavkin has been a General Partner of CCP since January 1992 and has served as the President of Chemical Investments, Inc. since March 1991. Mr. Chavkin is also a director of R&B Falcon Corporation, Wireless One, Inc. and Patina Oil & Gas Corporation. Prior to joining Chemical Investments, Inc., Mr. Chavkin was a specialist in investment and merchant banking at Chemical Bank for six years.

Dean H. Eisner    Mr. Eisner has been a director of ATC since the consummation
 Age 41           of the merger with TeleCom on February 26, 1999. Since May
                  1995, Mr. Eisner has served as Vice President, Business
                  Development and Planning of Cox Enterprises, Inc., an affiliate of Cox Telecom Towers, Inc., the former principal member of TeleCom. Prior to that he served as Treasurer of Cox Enterprises, Inc. starting in January 1993, and Managing
                  Director, International Development, starting in February
                  1992.

Jack D. Furst     Mr. Furst has been a director of ATC since the consummation
 Age 40           of the merger with OmniAmerica on February 25, 1999. Mr.
                  Furst was Chairman of OmniAmerica and, since 1989, has been a Partner of Hicks, Muse, Tate & Furst, Incorporated, an affiliate of OmniAmerica's former principal stockholder
                  ("Hicks, Muse"). Mr. Furst currently serves as a Director of Cooperative Computing, Inc., Hedstrom Corp., International
                  Wire Holding Company, Viasystems, Inc., Home Interiors &
                  Gifts, Inc. and Triton Energy Limited.

J. Michael Gearon, Jr.
                  Mr. Gearon has served as an Executive Vice President and has
 Age 34 been a director of ATC since the consummation of the merger with Gearon & Co., Inc. ("Gearon") on January 22, 1998. Mr. Gearon was the principal stockholder and Chief Executive Officer of Gearon, a position he held since September 1991. As a condition to consummation of the merger with Gearon, Mr. Gearon was elected a director of ATC and President of Gearon Communications, the division of ATC which operates its site acquisition business.

    Nominee         Principal Occupations and Business Experience During the
                                         Past Five Years

Fred R. Lummis    Mr. Lummis has been a member of the Audit Committee of the
 Age 45           ATC Board since the consummation of the merger with Old ATC on June 8, 1998. Since June 1998, Mr. Lummis has served as the Chairman, President and Chief Executive Officer of
                  Advantage Outdoor Company, L.P. From October 1994 until June of 1998, Mr. Lummis served as Chairman, Chief Executive
                  Officer and President of Old ATC. Mr. Lummis has been the
                  President of Summit Capital, Inc. ("Summit Capital"), a private investment firm, since June 1990. Mr. Lummis currently serves on the board of several private companies and is a trustee of the Baylor College of Medicine.

Randall Mays      Mr. Mays has been the Chairman of the Audit Committee of the
 Age 33           ATC Board since November 1998 and has been a director of ATC since the consummation of the merger with Old ATC on June 8, 1998. Mr. Mays has served as Chief Financial Officer and
                  Executive Vice President of Clear Channel Communications,
                  Inc. ("Clear Channel") since February 1997, prior to which he had served as a Vice President and Treasurer since joining Clear Channel in 1993. Prior to joining Clear
                  Channel, he was an associate at Goldman, Sachs & Co.

Thomas H. Stoner  Mr. Stoner has been the Chairman of the Executive Committee
 Age 64 and the Compensation Committee of the ATC Board since November 1997. Mr. Stoner was the Chairman of the Executive Committee and the Compensation Committee of the Board of American Radio since its founding until consummation of the ATC Separation. Mr. Stoner founded Stoner Broadcasting Systems, Inc. ("Stoner") in 1965. Stoner, one of the predecessors of American Radio, operated radio stations for over 25 years in large, medium and small markets. Mr. Stoner is a director of Gaylord Container Corporation and a trustee of the Chesapeake Bay Foundation.

Maggie WilderotterMs. Wilderotter has been a member of the Compensation
 Age 44 Committee of the ATC Board since November 1998 and a director of ATC since August 1998. Ms. Wilderotter is the President and Chief Executive Officer of Wink Communications ("Wink"), a California company that develops technology for adding simple interactivity and graphics to mass-market consumer electronic products. Before joining Wink, Ms. Wilderotter was the Executive Vice President of National Operations for AT&T Wireless Services, Inc., and Chief Executive Officer of AT&T's Aviation Communications Division. Ms. Wilderotter has also served as Senior Vice President of McCaw Cellular Communications, Inc. and Regional President of its California, Arizona, New Mexico, Nevada and Hawaii Region. Prior to her work in the wireless industry, Ms. Wilderotter spent 12 years with U.S. Computer Services, Inc./Cable Data, as Senior Vice President and General Manager. In 1989 she was the recipient of the National Cable Television Association's Vanguard Award and the Top Women in Cable & Telecommunications award. Ms. Wilderotter serves on the boards of Airborne Express, Electric Lightwave, Inc., Gaylord Entertainment, Jacor Communications and the California Cable Television Association.

  Mr. Lummis and Ms. Wilderotter have been nominated as the Independent Directors and will be elected by the holders of Class A Common Stock only.

Board and Committee Meetings

  During the fiscal year ended December 31, 1998, the Board of Directors held four regular meetings, one special meeting by telephone and took actions by written consent. Each of the current directors who was then in office attended at least 75% of the aggregate number of meetings of the Board of Directors and all committees thereof on which such director served. The committees of the Board of Directors consist of an Audit Committee, a Compensation Committee and an Executive Committee. During fiscal year ended December 31, 1998, the Compensation Committee held one meeting and took actions by written consent, the Executive Committee held one meeting and the Audit Committee held no meetings. The Company does not have a nominating committee.

  The Audit Committee currently consists of Messrs. Mays (Chairman), Chavkin, and Lummis. The functions of the Audit Committee are to review and report to the Board of Directors with respect to the selection and the terms of the engagement of the Company's independent auditors and to maintain communications among the Board of Directors, such independent auditors and the Company's internal accounting staff with respect to accounting and audit procedures, the implementation of recommendations by such independent auditors, the adequacy of the Company's internal controls and related matters.

  The Compensation Committee currently consists of Messrs. Stoner (Chairman), Chavkin, and Ms. Wilderotter. The Compensation Committee provides recommendations to the Board regarding compensation strategy and programs of the Company and administers the 1997 Stock Option Plan, as amended and restated (the "Plan") including the grant of stock options thereunder. The Compensation Committee is also responsible for establishing and modifying the compensation, including incentive compensation, of all corporate officers of the Company, recommending adoptions of, and amendment to, all stock option and other employee benefit plans and arrangements, and the engagement of, terms of any employment agreements and arrangements with, and termination of, all corporate officers of the Company.

  The Executive Committee currently consists of Messrs. Stoner (Chairman), Dodge and Chavkin. Between meetings of the Board of Directors, the Executive Committee exercises all the powers of the Board of Directors in the management and direction of the business and affairs of the Company, except as provided otherwise by law, resolutions of the Board of Directors, the Company's Restated Certificate or ATC's By-laws.

Director Compensation

  The Independent Directors of ATC have received options to purchase 50,000 shares of Class A Common Stock, which are exercisable in 20% cumulative annual increments commencing one year from the date of grant and expire at the end of ten years. The outside directors also receive $2,500 for attending each board meeting, $1,000 for each committee on which he or she serves, and $3,000 for each committee on which he or she serves as chairperson.

                            EXECUTIVE COMPENSATION

  All of the executive officers of ATC listed below (other than Messrs. Eisenstein, Gearon and Wiest) were employees of American Radio (or, in the case of Mr. Box, of EZ prior to the EZ Merger) since the organization of ATC in 1995 until the ATC Separation. During that period the five highest paid executive officers, other than Mr. Dodge, who are employees of ATC, were Messrs. Box, Eisenstein, Gearon, Wiest and Winn. The compensation of each of those individuals (other than Messrs. Eisenstein, Gearon and Wiest) was principally for acting as an executive officer of American Radio (or, in the case of Mr. Box, EZ prior to the EZ Merger) and, accordingly, information provided with respect to their executive compensation represents compensation paid by American Radio (with the exception of Messrs. Eisenstein, Gearon and Wiest).

Summary Compensation Table

                                                                         Long-Term
                                 Annual Compensation                    Compensation
                          --------------------------------------------- ------------
                                                                           Shares
   Name and Principal                                      Other Annual  Underlying       All Other
        Position          Year  Salary              Bonus  Compensation  Options(7)      Compensation
   ------------------     ---- --------            ------- ------------ ------------     ------------
Steven B. Dodge(1)(2)...  1996 $297,250(/3/)       $50,000     --           40,000         $ 4,910(/9/)
 Chairman of the Board,
  President               1997 $502,338(/3/)           --      --          100,000         $ 1,716(/9/)
 and Chief Executive
  Officer                 1998 $370,349(/4/)           --      --        3,300,000         $ 5,946(/9/)

Douglas Wiest(2)........  1998 $211,007(/5/)           --      --          365,001         $ 4,576(/10/)
 Chief Operating Officer

J. Michael Gearon,
 Jr(2)..................  1998 $176,135(/5/)           --      --          334,451         $   346(/11/)
 Executive Vice
  President

Joseph L. Winn(1)(2)....  1996 $257,250(/3/)        42,500     --           20,000         $11,456(/9/)
 Treasurer and Chief
  Financial               1997 $352,329(/3/)        40,000     --           35,000         $12,876(/9/)
 Officer                  1998 $298,779(/4/)           --      --          610,000         $13,210(/9/)

James S. Eisenstein(2)..  1996 $169,250(/5/)        19,000     --          273,119(/8/)    $ 8,669(/9/)
 Executive Vice
  President--             1997 $212,367(/5/)           --      --           27,310(/8/)    $12,656(/9/)
 Corporate Development    1998 $204,850(/5/)(/13/)  50,000     --          150,000         $13,295(/9/)

Alan L. Box(1)(2).......  1997 $264,400(/6/)           --      --          100,000         $ 1,216(/12/)
 Executive Vice
  President               1998 $105,417(/5/)           --      --          225,000         $   174(/11/)

--------
 (1) Represents both annual and long-term compensation paid by American Radio and ATC.
 (2) The Compensation Committee of ATC approved annual base salaries for 1998 for Mr. Dodge, and each of its other five executive officers, at the following rates: Mr. Dodge: $250,000; Mr. Box: $50,000; Mr. Eisenstein $200,000; Mr. Gearon: $200,000; Mr. Wiest: $225,000; and Mr. Winn:
     $225,000. Such salaries commenced (in the case of Messrs. Dodge, Winn and Eisenstein) with the consummation of the ATC Separation on June 4, 1998, prior to which time such individuals (other than Mr. Eisenstein) were paid by American Radio at their then present compensation rates.
 (3) Includes American Radio's matching 401(k) plan contributions.
 (4) Includes American Radio and ATC matching 401(k) plan contributions.
 (5) Includes ATC matching 401(k) plan contributions.
 (6) Includes $87,500 paid by ATC commencing October 1, 1997.
 (7) Except in the case of Mr. Eisenstein, represents for the years 1996 and 1997 options to purchase American Radio Common Stock granted by American Radio; such options, to the extent they were unexercised at the time of the ATC Separation, were exchanged for options to purchase shares of Common Stock on the basis and for the numbers shown under stock option information below. In the case of Mr. Eisenstein, does not include options granted in 1996 to purchase 40,000 shares of ARS Common Stock by American Radio that were similarly exchanged.

 (8) Represents options issued in exchange for options to purchase shares of American Towers, Inc. ("ATI") granted pursuant to the ATI plan that were exchanged as part of the ATC Separation for options to purchase shares of Class A Common Stock. See Note (7) above for information with respect to options to purchase ARS common stock that are not reflected in Mr. Eisenstein's 1996 numbers.
 (9) Includes group term life insurance, automobile lease and parking expenses paid by American Radio and ATC.
(10) Includes group term insurance and automobile expense paid by ATC.
(11) Includes group term life insurance paid by ATC.
(12) Includes group term life insurance paid by American Radio.
(13) Mr. Eisenstein also received a $1,022,366 demand loan in August 1998. In December 1998, Mr. Eisenstein repaid $700,000, and as of December 31, 1998, such loan bore interest at a fixed rate and remained outstanding in the principal amount of $322,366.

  The following table sets forth certain information relating to option grants pursuant to the Plan in the year ended December 31, 1998 to the individuals named in the Summary Compensation Table above.

                             Option Grants in 1998
                               Individual Grants

                                                                                Potential
                                                                           Realizable Value at
                          Number of    Percent of                            Annual Rates of
                          Shares of  Total Options                       Appreciation for Option
                          Underlying   Granted to   Exercise                    Terms(b)
                           Options    Employees in    Price   Expiration -----------------------
          Name             Granted   Fiscal Year(a) per Share    Date        5%          10%
          ----            ---------- -------------- --------- ---------- ----------- -----------
Steven B. Dodge.........  1,700,000       20.3       $10.00      1/7/08  $10,691,209 $27,093,622
                          1,300,000       15.5        21.125    6/21/08   17,275,107  43,778,512
                            300,000        3.6        23.75    12/01/08    4,480,874  11,355,415
Douglas Wiest...........    240,001        2.9        13.00     1/21/08    1,962,159   4,972,497
                            125,000        1.5        23.75    12/01/08    1,867,031   4,731,423
J. Michael Gearon, Jr...    234,451        2.8        13.00     1/21/08    1,916,785   4,857,509
                            100,000        1.2        23.75    12/01/08    1,493,625   3,785,138
Joseph L. Winn..........    275,000        3.3        10.00      1/7/08    1,729,460   4,382,792
                            210,000        2.5        21.125    6/21/08    2,790,594   7,071,913
                            125,000        1.5        23.75    12/01/08    1,867,031   4,731,423
Alan L. Box.............    120,000        1.4        10.00      1/7/08      754,674   1,912,490
                             80,000        1.0        21.125    6/21/08    1,063,083   2,694,062
                             25,000        0.3        23.75    12/01/08      373,406     946,285
James S. Eisenstein.....     28,000        0.3        10.00      1/7/08      176,090     446,248
                             22,000        0.3        21.125    6/21/08      292,348     740,867
                            100,000        1.2        23.75    12/01/08    1,493,625   3,785,138

--------
(a) The total number of options granted to employees of ATC during 1998 pursuant to the Plan was 8,371,700.
(b) The potential realizable value at assumed annual rates of stock price appreciation for the option term of 5% and 10% would be $16.29 and $25.94 respectively, with respect to the $10.00 per share options, $34.42 and $54.81, respectively, with respect to the $21.125 per share options and $21.18 and $33.72 respectively, with respect to the $13.00 per share options and $38.69 and $61.60, respectively, with respect to the $23.75 per share option. A 5% and 10% per year appreciation in stock price from $10.00 per share yields appreciation of $6.29 per share and $15.94 per share, respectively. A 5% and 10% per year appreciation in stock price from $21.125 per share yields appreciation of $13.29 per share and $33.68 per share, respectively. A 5% and 10% per year appreciation in stock price from $13.00 per share yields appreciation of $8.18 per share and $20.72 per share, respectively. A 5% and 10% per year appreciation in stock price from $23.75 per share yields appreciation of $14.94 per share and $37.85 per share, respectively. The actual value realized, if any, will depend on the excess of the stock price over the exercise price on the date the option is exercised, so that there is no assurance the value realized by an executive will be at or near the amounts reflected in this table.

  The unexercised options granted pursuant to the Plan (or outstanding with respect to options granted under the American Radio plan or the ATI plan) to the individuals referred to in the Summary Compensation Table above were as follows:

                                    Number of           Value of Unexercised
                             Unexercised Options at    In-the-Money Options at
                                December 31, 1998       December 31, 1998(a)
                            ------------------------- -------------------------
           Name             Exercisable Unexercisable Exercisable Unexercisable
           ----             ----------- ------------- ----------- -------------
Steven B. Dodge............   484,816     3,716,441   $12,248,812  $55,097,654
Douglas Wiest..............         0       365,001             0    4,700,667
J. Michael Gearon, Jr......         0       334,451             0    4,463,509
Joseph L. Winn.............    95,883       740,526     2,371,611   10,613,051
Alan L. Box................    62,156       473,622     1,292,223    8,335,701
James S. Eisenstein........   243,922       330,819     6,010,720    5,759,475

--------
(a) Based on the closing price of the Class A Common Stock on the New York Stock Exchange (the "NYSE") on December 31, 1998 of $29.56 per share.

  All employees of American Radio who became employees of ATC (which includes, among others, Messrs. Box, Dodge, Eisenstein and Winn) who held options to purchase American Radio common stock (including Mr. Box: 100,000 shares; Mr.
Dodge: 290,000 shares; Mr. Eisenstein: 40,000 shares; and Mr. Winn: 280,000 shares) were given the opportunity to convert their American Radio options into ATC options. Such conversion was effectuated upon consummation of the ATC Separation in a manner designed to preserve the spread in such American Radio options between the option exercise price and the fair market value of American Radio common stock and the ratio of the spread to the exercise price prior to such conversion and, to the extent applicable, otherwise in conformity with the rules under Section 424(a) of the Code and the regulations promulgated thereunder. Messrs. Box, Dodge, Eisenstein and Winn exercised their respective rights to exchange American Radio options for ATC options such that such individuals hold ATC options as follows (based on a $64 7/8 and $20 7/8 per share value for the American Radio common stock and Common Stock, respectively): Mr. Box: 310,778 shares of Class A Common Stock at $8.77 per share; Mr. Dodge: an aggregate of 901,257 shares of Class B Common Stock at prices ranging between $3.19 and $10.00 per share; Mr. Eisenstein: 124,311 shares of Class B Common Stock at $7.64 per share; and Mr. Winn: an aggregate of 405,037 shares of Class B Common Stock and 25,080 shares of Class A Common Stock at prices ranging between $2.05 and $9.09 per share.

  In 1996 Mr. Eisenstein was granted options pursuant to the ATI plan for an aggregate of 200,000 shares at $5.00 per share. Such options became exercisable to the extent of 80,000 shares on July 1, 1997 and became exercisable in 20% cumulative annual increments commencing on July 1, 1998, and expires September 9, 2006. As part of the ATC Separation, the ATI options were exchanged for ATC options, and Mr. Eisenstein received options to purchase 273,117 shares of Class A Common Stock at $3.66 per share, of which 163,871 shares are presently purchasable. An additional ten-year option to purchase 20,000 shares of common stock of ATI at $7.50 per share was granted to Mr. Eisenstein on January 2, 1997. Pursuant to the ATC Separation, that option was exchanged for an ATC option to purchase 27,311 of shares of Class A Common Stock at $5.49 per share, of which 5,462 shares are presently purchasable.

Compensation Committee Report on Executive Compensation

  American Tower is a leading independent owner, operator and developer of wireless communications and broadcast towers in the United States. The Company's strategy is to use that position to take advantage of the growth opportunities inherent in a rapidly expanding and highly fragmented communications site industry. In order to implement this strategy and achieve its goals, the Company believes that it is crucial to recruit, retain and motivate imaginative and highly qualified management at the executive level.

  It is the Compensation Committee's responsibility to review, recommend and approve the Company's compensation policies and programs, including all compensation for the Chief Executive Officer and the other executive officers of the Company. The Compensation Committee consists entirely of directors who are both

"non-employee" directors within the meaning of Rule 16b-3 under Section 16 of the Exchange Act and "outside" directors within the meaning of Section 162(m) of the Code and the regulations thereunder, so that grants of options under the Plan to executive officers are exempt under Rule 16b-3 and eligible for the "performance-based" exception of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The Compensation Committee administers the Plan and in exercise of that function determines what grants of stock options thereunder are to be made to the Chief Executive Officer and the other executive officers. The Compensation Committee also administers the 1995 Stock Option Plan of Old ATC, the Specialty Teleconstructors, Inc. 1997 Stock Incentive Plan and the Specialty Teleconstructors, Inc. 1998 Stock Option Plan, although no additional grants are to be made under those plans.

  The compensation policies adopted and implemented by the Compensation Committee, combining base salary and incentive compensation principally in the form of long-term stock options with a five-year vesting schedule, are designed to achieve the operating and acquisition strategies and goals of the Company. By placing a greater emphasis on the long-term incentive aspects of the overall compensation program, it is hoped that financial incentives will be provided to motivate those responsible for achieving the Company's goals and, at the same time, aligning the interests of those persons with the Company's stockholders. The purpose of the Plan is to encourage key employees, Directors and advisors of the Company who render services of special importance to, and who have contributed or are expected to contribute materially to the success of, the Company to continue their association with the Company by providing favorable opportunities for them to participate in the ownership of the Company and in its future growth. The Compensation Committee made stock option grants to Messrs. Dodge, Box, Eisenstein, Gearon, Wiest, and Winn in 1998.

  The Compensation Committee determined the salary levels of the Company's executive officers, including the Chief Executive Officer, for fiscal year 1998. The compensation policies implemented by the Compensation Committee, which combine base salary and incentive compensation in the form of long-term stock options, are designed to achieve the operating and acquisition strategies and goals of the Company. In particular, in determining salary levels for fiscal year 1998, the Compensation Committee took into account the past or expected future contributions of each executive officer to the Company's strategic goals, especially the efforts of each such officer in connection with strategic acquisitions, construction activities and sales and marketing activities.

  Section 162(m) of the Code generally disallows an income tax deduction to public companies for compensation in excess of $1,000,000 paid in any year to the chief executive officer or any of the four most highly compensated other executive officers, to the extent that this compensation is not "performance-based" within the meaning of Section 162(m). Although the Compensation Committee has not adopted any specific rules with respect to this issue, its general policy, subject to all then prevailing relevant circumstances, is to attempt to structure the compensation arrangements of the Company to maximize deductions for federal income tax purposes.

                                          COMPENSATION COMMITTEE
                                          Thomas H. Stoner, Chairman
                                          Arnold L. Chavkin
                                          Maggie Wilderotter

Employment Agreements

  J. Michael Gearon, Jr. and Douglas Wiest are the only executive officers that have employment agreements with ATC. Mr. Gearon entered into his employment agreement in connection with ATC's acquisition of Gearon. Such employment agreement is for an initial term ending December 31, 2000 and is thereafter renewable for successive one year periods. It provides that Mr. Gearon shall receive an annual base salary of $200,000 and shall be eligible to participate in ATC's stock option plan and other benefits. Mr. Wiest's employment agreement provides for a lump sum cash payment of $350,000, or 1.5 times Mr. Wiest's salary, if Mr. Wiest's employment is terminated (except for cause) within five years of the date of the employment agreement (April 13, 1998). It also provides that under certain circumstance if ATC is sold within such five year period then Mr. Wiest would be entitled to the accelerated vesting of any options he held at such time.

Compensation Committee Interlocks and Insider Participation

  Mr. Stoner (and certain members of his family) and an affiliate of Mr. Chavkin purchased Common Stock in the ATC Private Placement. Also The Chase Manhattan Bank ("Chase"), an entity related to CEA, an affiliate of Mr. Chavkin, has been a lender to ATC and is a lender under the Credit Facilities. Each of these matters is explained below under "Certain Transactions".

Certain Transactions

  Chase was a lender with a 6.75% participation under the loan agreement entered into by ATI and has a 5.2% participation under the credit facilities (the "Credit Facilities") for the Borrower Subsidiaries. Chase is an affiliate of CCP, the general partner of CEA; Mr. Chavkin, a director of ATC, is a general partner of CCP. At December 31, 1998, the aggregate principal amount outstanding under the Credit Facilities of the Borrower Subsidiaries was $275.0 million. Chase's share of interest and fees paid by ATC pursuant to its various credit arrangements was $0.2 million and $0.8 million in 1997 and 1998, respectively. For information with respect to the interests of Chase Capital, an affiliate of Mr. Chavkin, in ATC and the Old ATC merger, see the Notes to the Consolidated Financial Statements in ATC's Form 10-K.

  Mr. Eisenstein received a $1,022,366 demand loan in August 1998. In December 1998, Mr. Eisenstein repaid $700,000, and as of December 31, 1998, such loan bore interest at a fixed rate and remained outstanding in the principal amount of $322,366. See "Executive Compensation" on page 10.

ATC Private Placement. In January 1998, ATC consummated the transactions contemplated by the Stock Purchase Agreement, dated as of January 8, 1998 (the "Stock Purchase Agreement"), with certain officers and directors of American Radio and ATC (or their affiliates or members of their family or family trusts), pursuant to which those persons purchased shares of Common Stock at $10.00 per share, as follows: Mr. Dodge: 4,000,000 (Class B); Mr. Box: 450,000 (Class A); Mr. Charlton H. Buckley: 300,000 (Class A); each of
Messrs. Eisenstein and Steven J. Moskowitz: 25,000 (Class A); Mr. Arthur
Kellar: 400,000 (Class A); Mr. Stoner, his wife and certain family trusts:
649,950 (Class B); other Stoner family and trust purchasers: 150,050 (Class
A); and CEA: 2,000,000 (Class C). Messrs. Buckley and Kellar were directors of American Radio, and Mr. Chavkin, a director of ATC and a former director of American Radio, is an affiliate of CEA. Mr. Moskowitz serves as Executive Vice President--Marketing of ATC and the General Manager of the Northeast Region.

  Payment of the purchase price was in the form of cash in the case of CEA, all members of Mr. Stoner's family and the family trusts (but not Mr. Stoner and his wife) and Messrs. Buckley, Eisenstein, Kellar and Moskowitz, and, in the case of Messrs. Dodge, Box and Stoner (and his wife), in the form of a note that was paid in full upon consummation of the ATC Separation. The notes bore interest at the six-month London Interbank Offered Rate, from time to time, plus 1.5% per annum, and were secured by shares of American Radio common stock having a fair market value of not less than 175% of the principal amount of and accrued and unpaid interest on the note. The notes were prepayable at any time at the option of the obligor and were due and payable, at the option of ATC, in the event of certain defaults set forth therein.

  The American Radio Board of Directors appointed a special committee (the "Special Committee") consisting of three directors (who were not directors of ATC and who were not a party to the Stock Purchase Agreement) to determine the fairness to American Radio from a financial point of view of the terms and conditions of the Stock Purchase Agreement. None of the members of the Special Committee was a party to the Stock Purchase Agreement. No limitations were imposed on the activities of the Special Committee by the American Radio Board. The Special Committee retained Merrill Lynch, Pierce, Fenner & Smith Incorporated

("Merrill Lynch") to act as its exclusive financial advisor in connection with the transactions contemplated by the Stock Purchase Agreement. No limitations were placed on the activities of Merrill Lynch. Merrill Lynch delivered its written opinion, dated January 8, 1998, to the Special Committee that, as of such date and based upon and subject to the matters set forth therein, the purchase price of $10.00 per share to be received by ATC pursuant to the Stock Purchase Agreement was fair from a financial point of view to American Radio. Based upon such opinion, and its own evaluation of the terms and conditions of the Stock Purchase Agreement, the Special Committee approved the Stock Purchase Agreement as fair to and in the best interests of American Radio.

  Pursuant to an Engagement Letter, dated November 20, 1997, American Radio agreed to pay Merrill Lynch a fee of $500,000 in consideration for its services. American Radio has also agreed to reimburse Merrill Lynch for its expenses, including reasonable fees and expenses of its counsel, and to indemnify Merrill Lynch for liabilities and expenses arising out of its engagement and the transactions in connection therewith, including liabilities under the federal securities laws. ATC is obligated under the agreement with American Radio pursuant to the ATC Separation to reimburse American Radio for all such fees and expenses which American Radio has incurred to Merrill Lynch and to assume such indemnification obligation.

  Management believes that the above transactions, to the extent they were with affiliated parties, were on terms, and ATC intends to continue its policy that all future transactions between it and its officers, directors, principal stockholders and affiliates will be on terms, not less favorable to ATC than those which could be obtained from unaffiliated parties.

Performance Graph

  The following graph compares the percentage change in the Company's Class A Common Stock to (i) the cumulative total return of the Russell Midcap Index (Broad Market index), and a group of companies selected as the Company's peers in the communications site industry (the "Peer Group"), assuming an investment of $100. The Peer Group consists of the following companies that own, operate and construct broadcast and wireless communications sites: Crown Castle International Corp., Westower Corporation and LCC International, Inc. The cumulative return assumes reinvestment of all dividends during each month. The performance of the Company's Class A Common Stock reflected below is not necessarily indicative of future performance.

  On February 27, 1998, the Class A Common Stock commenced trading on a "when-issued" basis on the inter-dealer bulletin board of the over-the-counter market. The Class A Common Stock commenced trading on the NYSE on June 5, 1998 (the day after ATC separated from American Radio). The following graph presents the trading information commencing on June 5, 1998 and does not present the trading information for such "when issued" market.

                     COMPARISON OF CUMULATIVE TOTAL RETURN
                      BETWEEN AMERICAN TOWER CORPORATION,
                  RUSSELL MIDCAP INDEX, AND PEER GROUP INDEX



                             [GRAPH APPEARS HERE]

                                6/5/98  7/31/98   8/31/98  9/30/98  10/31/98   11/30/98   12/31/98
                             ------------------------------------------------------------------------
American Tower Corporation      100.00   104.90    68.90    111.50    95.60     101.10     129.20
Russell Midcap Index            100.00    95.50    80.10     85.00    90.80      95.00     100.40
Peer Group Index                100.00   103.90    74.50     63.60    63.00      64.80      97.60

                     ASSUMES $100 INVESTED ON JUNE 5, 1998
                         ASSUMES DIVIDENDS REINVESTED
                      FISCAL YEAR ENDED DECEMBER 31, 1998

                                    ITEM 2

                  APPROVAL OF THE COMPANY'S STOCK OPTION PLAN

  The Board of Directors and the stockholders of the Company adopted the 1997 Stock Option Plan, as amended and restated (the "Plan") and reserved for issuance thereunder up to an aggregate of 15,000,000 shares of Common Stock. Such stockholder approval occurred prior to the ATC Separation. Under the Code, ATC would not be entitled certain deductions attributable to exercises of options by certain officers unless the Plan is approved by the stockholders after ATC became a publicly traded company. Accordingly, the Board of Directors has recommended to the stockholders that they approve Plan.

  The Board of Directors believes that equity interests are a significant factor in the Company's ability to attract, retain and motivate key employees, directors and advisors that are critical to the Company's long term success and that an increase in the aggregate number of shares available for issuance under the Stock Option Plan is necessary in order to provide key employees, directors and advisors of the Company with incentives to serve the Company.

  As of March 23, 1999, options for an aggregate of 1,700,000 shares of Class B Common Stock and 7,670,555 shares of Class A Common Stock had been granted and 1,700,000 shares of Class B Common Stock and 7,155,789 shares of Class A Common Stock were outstanding under the Plan at exercise prices ranging from $3.66 to $28.75 per share. Accordingly, an aggregate of 5,934,422 shares of Class A Common Stock are available to be granted under the Plan, which includes 304,977 of options which were previously cancelled. On March 23, 1999, the closing price per share of the Class A Common Stock, as reported in a summary of composite transactions in The Wall Street Journal for stocks listed on NYSE was $21.44.

  On February 25, 1999, the merger with OmniAmerica was effective. Pursuant to
Section 6.9 of the Agreement and Plan of Merger (the "Omni Merger Agreement") by and among ATC, ATI and OmniAmerica, dated November 16, 1998, ATC assumed all options then outstanding under the Specialty Teleconstructors, Inc. 1997 Stock Incentive Plan and the Specialty Teleconstructors, Inc. 1998 Stock Option Plan (collectively, the "Omni Plans"). Such options automatically converted into options to purchase an aggregate of 971,850 shares of Class A Common Stock pursuant to the Omni Merger Agreement. The shares that underlie such options are additional shares that ATC is obligated to issue upon the exercise of options under the Omni Plans. They are not included in the Plan.

  On June 8, 1998, the merger with Old ATC was effective. Pursuant to Section
6.10 of the Agreement and Plan of Merger (the "Old ATC Merger Agreement") by and among ATC and Old ATC, dated December 12, 1998, ATC assumed all options then outstanding under the American Tower Corporation 1995 Stock Option Plan (the "Old ATC Plan"). Such options automatically converted into options to buy an aggregate of 1,252,364 shares of Class A Common Stock pursuant to the Old ATC Merger Agreement. The shares that underlie such options are additional shares that ATC is obligated to issue upon the exercise of options under the Old ATC Plan. They are not included in the Plan.

  See "Executive Compensation" above for a description of the exchange option agreements entered into by certain executive officers and employees of ATC in connection with the ATC Separation. Options that were issued in exchange for American Radio options are not included in the Plan; options issued in exchange for options granted under the ATI plan are, however, included.

Summary of the Stock Option Plan

  The following summary of the material features of the Plan is qualified in its entirety by reference to the full text of the Plan.

  Purpose, Participants, Effective Date and Duration. The Company instituted the Plan effective November 5, 1997 and amended and restated it on April 27, 1998. The purpose of the Plan is to encourage key employees, directors and consultants of the Company and its Subsidiaries (a Subsidiary is a corporation or other business organization the voting power or equity interests of which are at least 50% owned by the Company, directly or indirectly), who render services of special importance to the management, operation or development of the Company or a subsidiary, and who have contributed or may be expected to contribute materially to the success of, the Company or a Subsidiary (the "Participants"), to continue their association with the Company and its Subsidiaries by providing favorable opportunities for them to participate in the ownership of the Company and in its future growth through the granting of options ("Options") to acquire shares of the Class A Common Stock. As of March 23, 1999, approximately 975 employees and seven non-employee directors were eligible to participate in the Plan. The Plan will terminate on November 15, 2007, unless earlier terminated by the Board of Directors. Termination of the Plan will not affect awards made prior to termination, but awards may not be made after termination.

  Shares Subject to the Plan. The Plan provides that options may be granted to purchase shares of Class A Common Stock. However, the plan currently limits the number of Class A Common Stock for which options may be granted to an aggregate of 15,000,000 shares. These shares may be authorized but unissued shares or treasury shares. The Plan was amended in 1998 in connection with the Old ATC merger as a result of which no options may now be granted to purchase Class B Common Stock. In the event of any change in the number or kind of Class A and Class B Common Stock outstanding pursuant to a reorganization, subdivision, consolidation, recapitalization, exchange of shares, stock dividend or split or combination of shares, appropriate adjustments will be made (i) to the number of shares subject to outstanding Options, (ii) in the exercise price per share of outstanding Options, and (iii) in the kind of shares which may be issued under the Plan. Shares will be deemed issued under the Plan only after full payment of the exercise price has been made. To the extent that an award under the Plan lapses or is forfeited, any shares subject to such award will again become available for grant under the terms of the Plan. The Plan provides that ATC may not grant options to purchase more than 5,000,000 shares per year to any individual.

  Administration. The Plan is administered by the Compensation Committee (the "Committee"), which must consist solely of at least two "Non-Employee" directors. A director is deemed to be "Non-Employee Director" only if he satisfies the requirements set forth in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

  Subject to the terms of the Plan, the Committee has authority to: (i) select the persons to whom Options shall be granted; (ii) determine the number or value and the terms and conditions of Options granted to each such person, including the price per share to be paid upon exercise of any Option and the period within which each such Option may be exercised; and (iii) interpret the Plan and prescribe rules and regulations for the administration thereof.

  Stock Options. With regard to each Option, the Committee determines the number of shares subject to the Option, the exercise price of the Option, the manner and time of exercise of the Option and whether the Option is intended to qualify as an incentive stock option ("ISO") within the meaning of Section 422 of the Code. Options that are not intended to qualify as ISOs are referred to as nonqualified stock options ("NSOs"). ISOs may only be granted to employees of the Company. In the case of an ISO, the exercise price may not be less than the "fair market value" of the Reserved Shares on the date the Option is granted; provided, however, that in the case of an employee who owns (or is considered to own under Section 424(d) of the Code) stock possessing more than 10% percent of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, the price at which Reserved Shares may be purchased pursuant to an ISO may not be less than 110% of the fair market value of the Class A and Class B Common Stock on the date the ISO is granted.

  The duration of the ISOs and NSOs granted under the Plan shall be specified pursuant to each respective stock option agreement, but in no event can any ISO be exercisable after the expiration of ten years after the date of grant and no NSO shall be exercisable after the expiration of ten years and one day after the date of grant. In the case of any employee who owns (or is considered under Section 424(d) of the Code as owning) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, no ISO shall be exercisable after the expiration of five years from its date of grant. The Committee, in its discretion, may provide that any Option is exercisable during its entire duration or during any lesser period of time.

  The option exercise price may be paid (i) in cash or a cash equivalent, or
(ii) to the extent permitted by the Committee, in shares of Class A Common Stock owned by the optionee; provided, however, that the optionee may not make payment in shares that he acquired upon the earlier exercise of any ISO, unless and until he has held the shares until at least two years after the date the ISO was granted and at least one year after the date the ISO was exercised, or (iii) to the extent permitted by the Committee, by delivery of a recourse promissory note secured by, among other optionee assets, the stock acquired upon exercise of the Option.

  The following description of the federal income tax consequences of Options does not purport to be complete.

  Tax Treatment of Options. An optionee realizes no taxable income when an NSO is granted. Instead, the difference between the fair market value of the stock subject to the NSO and the exercise price paid is taxed as ordinary compensation income when the NSO is exercised. The difference is measured and taxed as of the date of exercise, if the stock is not subject to a "substantial risk of forfeiture", or as of the date or dates on which such risk terminates in other cases. An optionee may elect to be taxed on the difference between the exercise price and the fair market value of the stock on the date of exercise, even though some or all of the stock acquired is subject to a substantial risk of forfeiture. Gain on the subsequent sale of the stock is taxed as capital gain. The Company receives no tax deduction on the grant of an NSO, but is entitled to a tax deduction when the optionee recognizes taxable income on or after exercise of the NSO, in the same amount as the income recognized by the optionee.

  Generally, an optionee incurs no federal income tax liability on either the grant or the exercise of an ISO, although an optionee will generally have taxable income for alternative minimum tax purposes at the time of exercise equal to the excess of the fair market value of the stock acquired over the exercise price. Provided that the option stock is held for at least one year after the date of exercise of the option and at least two years after its date of grant, any gain realized on subsequent sale of the stock will be taxed as long-term capital gain. If the stock is disposed of within a shorter period of time, the optionee will recognize ordinary compensation income in an amount equal to the lesser of his gain on the disposition or the difference between the fair market value of the stock on the date of exercise of the option and its fair market value on its date of grant. The Company receives no tax deduction on the grant or exercise of an ISO, but is entitled to a tax deduction if the optionee recognizes taxable income on account of a premature disposition of ISO stock, in the same amount and at the same time as the optionee's recognition of ordinary income.

  Amendments to Stock Option Plan. The Board may modify, revise or terminate the Plan at any time and from time to time, except that approval of a majority of the stockholders of the Company is required with respect to any amendment to change the aggregate number of Reserved Shares that may be issued under Options granted pursuant to the Plan, change the class of employees or other persons eligible to receive Options, reduce the exercise price of any ISO, extend the latest date on which an ISO can be exercised, increase materially the benefits accruing to any person under the Plan, or make any other change that requires stockholder approval under applicable law.

Required Vote

  The affirmative vote of the holders of a majority of the voting power of the shares of the Class A and Class B Common Stock, present or represented, at the Annual Meeting, voting as a single class, is required to approve the Plan.

  The Board of Directors recommends that the stockholders vote FOR the approval of the Plan.

                                    ITEM 3

           PROPOSAL TO APPROVE AND ADOPT THE FIRST CHARTER AMENDMENT

  The Board of Directors of ATC unanimously approved an amendment to the Restated Certificate (the "First Charter Amendment") at a meeting held on March 3, 1999 and found that it was advisable and in the best interests of the stockholders of ATC. The Board of Directors of ATC has determined it is advisable and in the best interests of the stockholders of ATC to increase the number of authorized shares of Class A Common Stock, $.01 par value per share (the "Class A Common Stock") to accommodate future corporate transactions. At the present time, there are 380,000,000 shares of capital stock authorized consisting of: (1) 20,000,000 shares of Preferred Stock, $.01 par value per share (the "Preferred Stock"), and (2) 360,000,000 shares of Common Stock, $.01 par value per share (the "Common Stock"), of which 300,000,000 are Class A Common Stock, 50,000,000 are Class B Common Stock, $.01 par value per share (the "Class B Common Stock"), and 10,000,000 are Class C Common Stock, $.01 par value per share (the "Class C Common Stock"). The First Charter Amendment provides for an increase in the aggregate number of shares of Class A Common Stock from 300,000,000 to 500,000,000 (with corresponding increases in the authorized number of shares of capital stock and Common Stock). On March 23, 1999 an aggregate of 173,498,918 shares of Class A Common Stock had been issued or reserved for issue. The First Charter Amendment does not change the number of authorized shares of (i) Preferred Stock (20,000,000), of which no shares are outstanding; (ii) Class B Common Stock (50,000,000), of which 8,943,773 are outstanding; and (iii) Class C Common Stock (10,000,000), of which 2,422,804 are outstanding. The First Charter Amendment requires the affirmative vote of the holders of the Class A Common Stock and Class B Common Stock entitled to cast not less than 66 2/3% of the aggregate votes of such stock, voting as a single class.

  The Board of Directors of ATC believes that it is in the best interests of ATC and its stockholders to have available a significant number of shares of Class A Common Stock, which would be available to be issued in connection with public and private equity financings, mergers and acquisitions or other corporate transactions, including benefit programs, or stock splits or stock dividends. All such shares could be issued by the Board of Directors of ATC, without the necessity of any stockholder action, except to the extent otherwise required by the Delaware General Corporation Law (the "DGCL") or the rules of the NYSE. The DGCL, in the case of a merger, and those rules generally require stockholder approval if more than 20% of the outstanding common stock of a company is to be issued in a single transaction or group of related transactions. Since the ATC Separation, ATC has consummated two public offerings involving the issuance of more than 51.0 million shares of Class A Common Stock and mergers and acquisitions involving the issuance of more than
50.8 million shares of Class A Common Stock. ATC is actively negotiating several potential acquisitions. Due to the current demands of the tower industry, ATC is likely to be required to issue shares as part of the consideration for the companies it acquires. It is not presently anticipated that in the aggregate the transactions presently under negotiation will involve the issuance of shares of Class A Common Stock in excess of the amount currently authorized.

Required Vote

  The First Charter Amendment requires the affirmative vote of the holders of the Class A Common Stock and Class B Common Stock entitled to cast not less than 66 2/3% of the aggregate votes of such stock, voting as a single class.

  The Board of Directors recommends that the stockholders vote FOR the approval and adoption of the First Charter Amendment.

                                    ITEM 4

          PROPOSAL TO APPROVE AND ADOPT THE SECOND CHARTER AMENDMENT

  The Board of Directors of ATC unanimously approved an amendment to the Restated Certificate (the "Second Charter Amendment") by unanimous written consent on March 25, 1999 and found that it was advisable and in the best interests of the stockholders of ATC. The Board of Directors of ATC has determined it is advisable and in the best interests of the stockholders of ATC to amend the provision of the Restated Certificate that requires an automatic conversion of the Class B Common Stock to Class A Common Stock at the time as the aggregate voting power of Mr. Dodge and his Controlled Entities (as defined in the Restated Certificate) falls below either (a) 50% of their initial aggregate voting power on June 8, 1998, which was approximately 42.6%, or (b) 20% of the aggregate voting power of all shares of Common Stock at the time outstanding. The Company proposes to amend this provision so that the automatic conversion occurs only if the aggregate voting power of Mr. Dodge and his Controlled Entities and Mr. Thomas Stoner and his Controlled Entities falls below the applicable threshold. The provision proposed to be amended was added to the Restated Certificate in connection with the merger of ATC with Old ATC in June 1998 (the "Old ATC Merger"). At the present time, Mr. Dodge and his Controlled Entities own "beneficially" within the meaning of the Restated Certificate approximately 28.5% (34.7% with Mr. Stoner and his Controlled Entities) of the aggregate voting power of all shares of Common Stock outstanding. Substantially all of the decline in Mr. Dodge's voting percentage is due to issuances of additional shares of Class A Common Stock by ATC and not sales by Mr. Dodge. Since the adoption of the provision, ATC has issued more than 78.1 million shares of Class A Common Stock. During that period, Mr. Dodge did not sell any shares, although he did make certain charitable gifts of Class B Common Stock.

  Currently, ATC could issue approximately 81.8 million additional shares of Class A Common Stock before the voting power of Mr. Dodge and his Controlled Entities fell below 21.3%. Since January 1, 1999, ATC has issued almost 47.0 million shares of Class A Common Stock. While those shares are reflected in the figures shown in the preceding paragraph, at the rate new shares have been issued the 81.8 million threshold could be reached in a relatively short period of time.

  The Board of Directors believes that it is in the best interests of all of the stockholders of ATC for Mr. Dodge to be able to retain substantial voting power. If all Class B Common Stock were to be converted into Class A Common Stock, the aggregate voting power of the shares presently held by Mr. Dodge and his Controlled Entities would amount to 4.5%. ATC was recapitalized in November 1997, when it was still a subsidiary of American Radio, and a capital structure was created, mirroring that of American Radio, giving the Class B Common Stock ten votes and the Class A Common Stock one vote. As was the case in American Radio, there was no provision for automatic conversion of Class B Common Stock into Class A Common Stock should Mr. Dodge's ownership of Class B Common Stock fall below certain thresholds. The primary purpose of that structure was to enable Mr. Dodge and his associates, including the directors and executive officers, to exercise the same control over ATC as they had over American Radio. It was the belief of the Board of Directors that the success of American Radio had been directly and substantially based on the ability of Mr. Dodge and the other executive officers to implement its growth strategy, unimpeded by potential takeovers or unsolicited mergers or tender offers. The Board of Directors believed that, as was the case of American Radio, the success of ATC would depend on building a major company through acquisitions, construction and public financing of major proportions. Key to the implementation of ATC's growth strategy was the need to have management focused on the numerous acquisitions, the major construction program and the concomitant public financings required to finance those acquisitions and construction projects, and not having to be concerned that others might seek to take over ATC before it has achieved its goal of being a premier, if not the premier, tower communications company.

  One of the major steps in building that company was combining ATC with Old ATC. Old ATC was controlled by a limited number of major stockholders, certain of whom were apparently concerned about super-voting stock in general. As a consequence, Old ATC insisted that the Restated Certificate of ATC be amended in several respects (capitalized terms are defined in the Restated Certificate):

  . the aggregate voting power of Steven B. Dodge and his Controlled Entities was limited to 49.99% of the aggregate voting power of all shares of capital stock entitled to vote generally for the election of directors, less the voting power represented by the shares of Class B Common Stock acquired by the Stoner Purchasers pursuant to the Stock Purchase Agreement and owned by them or any of their Controlled Entities or Family Members at the applicable time;

  . future issuances of Class B Common Stock, except upon exercise of then outstanding options and pursuant to stock dividends or stock splits, were prohibited;

  . transfers of Class B Common Stock to Permitted Transferees only were permitted;

  . the Class B Common Stock automatically converts to Class A Common Stock at such time as the aggregate voting power of Mr. Dodge and his Controlled Entities falls below either (a) 50% of their initial aggregate voting power on June 8, 1998 which was approximately 42.6%, or
     (b) 20% of the aggregate voting power of all shares of Common Stock at the time outstanding; and

  . the holders of a majority of Class A Common Stock are required to approve amendments adversely affecting the Class A Common Stock.

  Mr. Dodge and many of the other directors did not believe the amendments were necessary or that they were necessarily in the best interests of the ATC stockholders. However, Mr. Dodge and all of the directors believed that the Old ATC Merger was extremely important to the future of ATC. They believed that, since the stockholders of Old ATC indicated they were not prepared to approve the merger unless the amendments were adopted, the benefits of the merger outweighed the detriment of the amendments. Part of the analysis of Mr. Dodge and others was that the operative event of Mr. Dodge falling below the specified threshold was not likely to occur in the near future and that he and the rest of management would have sufficient time to implement the growth strategy, free from the concerns of hostile takeovers.

  As indicated above, since the Old ATC Merger, ATC has issued more than 78.1 million shares of Class A Common Stock. As a consequence of those issues, and not because of sales by Mr. Dodge (who made no sales but has made charitable gifts of a modest nature of Class B Common Stock), his voting percentage (including that of his Controlled Entities) has declined from 42.6% to 28.5%. The concern is that the original assumption of Mr. Dodge and other directors may not be valid. In nine months ATC has issued more than 78.1 million shares of Class A Common Stock. If ATC continues to issue new shares at a similar rate, Mr. Dodge's voting percentage will fall below 21.3% within approximately six months. The Board of Directors does not believe that is sufficient time for Mr. Dodge and the rest of management to come near to implementing ATC's growth strategy. Nor does the Board of Directors believe that Mr. Dodge and the other officers responsible for implementing the acquisition strategy and financing plans should be constrained by a concern for using Class A Common Stock as a part of that strategy and those plans.

  For these reasons, the Board of Directors is now recommending amendment of the provision providing for an automatic conversion of Class B Common Stock into Class A Common Stock, should Mr. Dodge's voting percentage fall below the specified thresholds. It is not, however, proposing to eliminate any of the other provisions added at the time of the Old ATC Merger.

Required Vote

  The Second Charter Amendment requires two approvals: (1) the approval of the holders of a majority of the Class A Common Stock, voting as a separate class, since it affects them adversely, and (2) the approval of the holders of not less than 66 2/3% of Class A Common Stock and Class B Common Stock, voting together as a single class.

  The Board of Directors recommends that the stockholders vote FOR the approval and adoption of the Second Charter Amendment.

                                    ITEM 5

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

  Subject to ratification by the stockholders, the Board of Directors has selected the firm of Deloitte & Touche LLP as the Company's independent auditors for the current year. Deloitte & Touche LLP has served as the Company's independent auditors since its organization.

  Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from stockholders.

  If the stockholders do not ratify the selection of Deloitte & Touche LLP as the Company's independent auditors, the selection of such auditors will be reconsidered by the Board of Directors.

  The Board of Directors recommends that the stockholders vote FOR the ratification of the selection of Deloitte & Touche LLP to serve as the Company's independent auditors for the current fiscal year.

                            ADDITIONAL INFORMATION

Other Matters

  The Board of Directors does not know of any other matters which may come before the Annual Meeting. However, if any other matters are properly presented at the meeting, it is the intention of the persons named in the accompanying proxy or their substitutes acting hereunder, to vote, or otherwise act, in accordance with their best judgment on such matters.

Section 16(a) Beneficial Ownership Reporting Compliance

  Section 16(a) of the Exchange Act requires the Company's directors, executive officers and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the Commission. Such officers, directors and ten-percent stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) reports they file. Based solely on its review of the copies of such forms received by it, or written representation from certain reporting persons that they were not required to file a Form 5, the Company believes that, during the fiscal year ended December 31, 1998, its officers, directors and ten-percent stockholders complied with all Section 16(a) filing requirements applicable to such individuals, except that Mr. Moskowitz did not report his receipt of option grants from the Company on June 22, 1998 and December 1, 1998 until March 1999.

Proposals of Stockholders

  A stockholder who intends to present a proposal at the 2000 Annual Meeting of Stockholders for inclusion in the Company's 2000 proxy statement and proxy card relating to that meeting must submit such proposal by December 2, 1999. In order for the proposal to be included in the proxy statement, the stockholder submitting the proposal must meet certain eligibility standards and comply with certain procedures established by the Commission, and the proposal must comply with the requirements as to form and substance established by applicable laws and regulations. The proposal must be mailed to the Company's principal executive office, at the address stated herein, and should be directed to the attention of the Chief Financial Officer.

FORM 10-K

  A copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1998 as filed with the Commission, except for exhibits, will be furnished without charge to any stockholder upon written request to Ms. Emily Farina, Director of Investor Relations, American Tower Corporation, 116 Huntington Avenue, Boston, Massachusetts 02116.

                                          By Order of the Board of Directors

                                          /s/ Steven B. Dodge
                                          Steven B. Dodge
                                          Chairman of the Board, President and
                                          Chief Executive Officer

March 31, 1999

PROXY                       AMERICAN TOWER CORPORATION                     PROXY
CLASS A                                                                  CLASS A

                             116 HUNTINGTON AVENUE
                          BOSTON, MASSACHUSETTS 02116

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints STEVEN B. DODGE, JOSEPH L. WINN and MICHAEL
B. MILSOM, and each of them, as Proxies of the undersigned, each with the power to appoint his or her substitute, and hereby authorizes a majority of them, or any one if only one be present, to represent and to vote, as designated below and on the reverse hereof, all the Class A Common Stock, $.01 par value per share, of American Tower Corporation held of record by the undersigned or with respect to which the undersigned is entitled to vote or act at the 1999 Annual Meeting of Stockholders to be held on May 26, 1999 or any adjournments thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTIONS ARE MADE, THE PROXIES WILL VOTE FOR EACH OF THE MATTERS LISTED ON THE REVERSE SIDE OF THIS CARD AND, AT THEIR DISCRETION, ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

          PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
                         USING THE ENCLOSED ENVELOPE.

                 (Continued and to be signed on reverse side.)



                          AMERICAN TOWER CORPORATION
     PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.

1. Election of Directors--
   Nominees: Steven B. Dodge, Thomas H. Stoner    For  Withhold  For All
   Alan L. Box, J. Michael Gearon, Jr., Arnold    All    All     (Except Nominee(s) written below)
   L. Chavkin, Randall Mays, Fred R. Lummis,       [_]    [_]       [_]
   Jack D. Furst, Dean H. Eisner and Maggie
   Wilderotter.

2. To approve the Company's 1997 Stock Option     For  Against   Abstain
   Plan.                                          [_]    [_]       [_]


3. To approve and adopt an amendment to the       For  Against   Abstain
   Company's Restated Certificate of              [_]    [_]       [_]
   Incorporation that will increase the
   authorized number of shares of Class A
   Common Stock, par value $.01 per share.

4. To approve and adopt an amendment to the       For  Against   Abstain
   Company's Restated Certificate of              [_]    [_]       [_]
   Incorporation, that will amend the provision
   that requires an automatic conversion of the
   Class B Common Stock to Class A Common
   Stock if the aggregate voting power of
   Mr. Dodge and his Controlled Entities of
   Incorporation (as defined in the Restated
   Certificate of Incorporation) falls below
   a certain percentage.

5. Ratification of Deloitte & Touche LLP as       For  Against   Abstain
   independent auditors for 1999.                 [_]    [_]       [_]

                                                Dated:____________________, 1999

                               Signature(s)_____________________________________

                               _________________________________________________
                               NOTE: Please sign exactly as name appears hereon.
                                     Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full company name by an authorized officer or if a partnership please sign in partnership name by an authorized person.

PROXY                       AMERICAN TOWER CORPORATION                     PROXY
CLASS B                                                                  CLASS B

                             116 HUNTINGTON AVENUE
                          BOSTON, MASSACHUSETTS 02116

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints STEVEN B. DODGE, JOSEPH L. WINN and MICHAEL
B. MILSOM, and each of them, as Proxies of the undersigned, each with the power to appoint his or her substitute, and hereby authorizes a majority of them, or any one if only one be present, to represent and to vote, as designated below and on the reverse hereof, all the Class B Common Stock, $.01 par value per share, of American Tower Corporation held of record by the undersigned or with respect to which the undersigned is entitled to vote or act at the 1999 Annual Meeting of Stockholders to be held on May 26, 1999 or any adjournments thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTIONS ARE MADE, THE PROXIES WILL VOTE FOR EACH OF THE MATTERS LISTED ON THE REVERSE SIDE OF THIS CARD AND, AT THEIR DISCRETION, ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

          PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
                         USING THE ENCLOSED ENVELOPE.

                 (Continued and to be signed on reverse side.)



                          AMERICAN TOWER CORPORATION
     PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.

1.  Election of Directors--
    Nominees: Steven B. Dodge, Thomas H. Stoner,   For  Withhold  For All
    Alan L. Box, J. Michael Gearon, Jr., Arnold    All    All     (Except Nominee(s) written below)
    L. Chavkin, Randall Mays, Jack D. Furst        [_]    [_]       [_]
    and Dean H. Eisner.

 2. To approve the Company's 1997 Stock Option    For  Against   Abstain
    Plan.                                         [_]    [_]       [_]

3. To approve and adopt an amendment to the       For  Against   Abstain
   Company's Restated Certificate of              [_]    [_]       [_]
   Incorporation that will increase the
   authorized number of shares of Class A
   Common Stock, par value $.01 per share.

4. To approve and adopt an amendment to the       For  Against   Abstain
   Company's Restated Certificate of              [_]    [_]       [_]
   Incorporation that will amend the provision
   that requires an automatic conversion of
   the Class B Common Stock to Class A Common
   Stock if the aggregate voting power of
   Mr. Dodge and his Controlled Entities
   (as defined in the Restated Certificate
   of Incorporation) falls below a certain
   percentage.

5. Ratification of Deloitte & Touche LLP as       For  Against   Abstain
   independent auditors for 1999.                 [_]    [_]       [_]

                                                Dated:____________________, 1999

                               Signature(s)_____________________________________

                               _________________________________________________
                               NOTE: Please sign exactly as name appears hereon.
                                     Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full company name by an authorized officer or if a partnership please sign in partnership name by an authorized person.

       =================================================================



                      AMERICAN TOWER SYSTEMS CORPORATION

                            1997 Stock Option Plan
                   As Amended and Restated on April 27, 1998



       =================================================================

                      AMERICAN TOWER SYSTEMS CORPORATION
                            1997 STOCK OPTION PLAN

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----

     1. PURPOSE............................................................. 1

     2. ADMINISTRATION OF THE PLAN.......................................... 1

     3. OPTION SHARES....................................................... 2

     4. AUTHORITY TO GRANT OPTIONS.......................................... 2

     5. WRITTEN AGREEMENT................................................... 2

     6. ELIGIBILITY......................................................... 3

     7. OPTION PRICE........................................................ 3

     8. DURATION OF OPTIONS................................................. 4

     9. VESTING PROVISIONS.................................................. 4

     10. EXERCISE OF OPTIONS................................................ 4

     11. TRANSFERABILITY OF OPTIONS......................................... 5

     12. TERMINATION OF EMPLOYMENT OR INVOLVEMENT OF OPTIONEE
         WITH THE COMPANY................................................... 6

     13. REQUIREMENTS OF LAW................................................ 6

     14. NO RIGHTS AS STOCKHOLDER........................................... 7

     15. EMPLOYMENT OBLIGATION.............................................. 7

     16. FORFEITURE AS A RESULT OF TERMINATION FOR CAUSE.................... 7

     17. CHANGES IN THE COMPANY'S CAPITAL STRUCTURE......................... 8

     18. AMENDMENT OR TERMINATION OF PLAN................................... 9

     19. EFFECTIVE DATE AND DURATION OF THE PLAN............................10

                      AMERICAN TOWER SYSTEMS CORPORATION

                            1997 STOCK OPTION PLAN


     1. PURPOSE

     The purpose of this 1997 Stock Option Plan (the "Plan") is to encourage directors, consultants and employees of American Tower Systems Corporation (the "Company") and its Subsidiaries (as hereinafter defined) to continue their association with the Company and its Subsidiaries, by providing opportunities for such persons to participate in the ownership of the Company and in its future growth through the granting of stock options (the "Options") which may be options designed to qualify as incentive stock options (within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") (an "ISO"), or options not intended to qualify for any special tax treatment under the Code (a "NQO"). The term "Subsidiary" as used in the Plan means a corporation or other business organization of which the Company owns, directly or indirectly through an unbroken chain of ownership, fifty percent (50%) or more of the total combined voting power of all classes of stock.

     2.   ADMINISTRATION OF THE PLAN

     The Plan shall be administered by a committee (the "Committee") consisting of two or more members of the Company's Board of Directors (the "Board"). The Committee shall from time to time determine to whom options or other rights shall be granted under the Plan, whether options granted shall be incentive stock options ("ISOs") or nonqualified stock options ("NSOs"), the terms of the options or other rights, and the number of shares that may be granted under options. The Committee shall report to the Board the names of individuals to whom stock or options or other rights are to be granted, the number of shares covered, and the terms and conditions of each grant. The determinations described in this Section 2 may be made by the Committee or by the Board, as the Board shall direct in its discretion, and references in the Plan to the Committee shall be understood to refer to the Board in any such case.

     The Committee shall select one of its members as Chairman and shall hold meetings at such times and places as it may determine. A majority of the Committee shall constitute a quorum, and acts of the Committee at which a quorum is present, or acts reduced to or approved in writing by all the members of the Committee, shall be the valid acts of the Committee. The Committee shall have the authority to adopt, amend, and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan. All questions of interpretation and application of such rules and regulations, of the Plan and of options granted thereunder (the "Options"), shall be subject to the determination of the Committee, which shall be final and binding. The Plan shall be administered in such a manner as to permit those Options granted hereunder and specially designated under Section 5 hereof as an ISO to qualify as incentive stock options as described in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     For so long as Section 16 of the Securities Exchange Act of 1934, as amended from time to time (the "Exchange Act"), is applicable to the Company, each member of the Committee shall be a "non-employee director" or the equivalent within the meaning of Rule 16b-3 under the Exchange

Act, and, for so long as Section 162(m) of the Code is applicable to the Company, an "outside director" within the meaning of Section 162 of the Code and the regulations thereunder.

     With respect to persons subject to Section 16 of the Exchange Act ("Insiders"), transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successor under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed to be modified so as to be in compliance with such Rule, or, if such modification is not possible, it shall be deemed to be null and void, to the extent permitted by law and deemed advisable by the Committee.

     3.  OPTION SHARES

     The stock subject to Options under the Plan shall be shares of Class A and Class B Common Stock, par value $.01 per share (the "Stock"), provided, however,
                                                              --------  -------
that after the consummation of the ATC Merger as defined in the Agreement and Plan of Merger by and between the Company and American Tower Corporation, dated December 12, 1997, as may be amended, any Options granted shall be for shares of Class A. The total amount of the Stock with respect to which Options may be granted (the "Option Pool"), shall not exceed in the aggregate 15,000,000 shares; provided, however, such aggregate number of shares shall be subject to adjustment in accordance with the provisions of Section 17. In the event that any outstanding Option shall expire for any reason or shall terminate by reason of the death or severance of employment of the Optionee, the surrender of any such Option, or any other cause, the shares of Stock allocable to the unexercised portion of such Option may again be subject to an option under the Plan. The maximum number of shares of Stock subject to Options that may be granted to any Optionee in the aggregate in any calendar year shall not exceed 5,000,000 shares.


     4.  AUTHORITY TO GRANT OPTIONS

     The Committee may determine, from time to time, which employees of the Company or any Subsidiary or other persons shall be granted Options under the Plan, the terms of the Options (including without limitation whether an Option shall be an ISO or a NQO) and the number of shares which may be purchased under the Option or Options. Without limiting the generality of the foregoing, the Committee may from time to time grant: (a) to such employees (other than employees of a Subsidiary which is not a corporation) as it shall determine an Option or Options to buy a stated number of shares of Stock under the terms and conditions of the Plan which Option or Options will to the extent so designated at the time of grant constitute an ISO; and (b) to such eligible directors, employees or other persons as it shall determine an Option or Options to buy a stated number of shares of Stock under the terms and conditions of the Plan which Option or Options shall constitute a NQO. Subject only to any applicable limitations set forth elsewhere in the Plan, the number of shares of Stock to be covered by any Option shall be as determined by the Committee.

     5.  WRITTEN AGREEMENT

     Each Option granted hereunder shall be embodied in an option agreement (the "Option Agreement") substantially in the form of Exhibit 1, which shall be signed by the Optionee and by the Chief Executive Officer, Chief Financial Officer or the Corporate Controller of the Company for and in the name and on behalf of the Company. An Option Agreement may contain such restrictions on exercisability and such other provisions not inconsistent with the Plan as the Committee in its sole and absolute discretion shall approve.

     6.  ELIGIBILITY

     The individuals who shall be eligible for grant of Options under the Plan shall be employees (including officers who may be members of the Board), directors who are not employees and other individuals, whether or not employees, who render services of special importance to the management, operation, or development of the Company or a Subsidiary, and who have contributed or may be expected to contribute materially to the success of the Company or a Subsidiary. An employee, director or other person to whom an Option has been granted pursuant to an Option Agreement is hereinafter referred to as an "Optionee."

     7.  OPTION PRICE

     The price at which shares of Stock may be purchased pursuant to an Option shall be specified by the Committee at the time the Option is granted, but shall in no event be less than the par value of such shares and, in the case of an ISO, except as set forth in the following sentence, one hundred percent (100%) of the fair market value of the Stock on the date the ISO is granted. In the case of an employee who owns (or is considered under Section 424(d) of the Code as owning) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary, the price which shares of Stock may be so purchased pursuant to an ISO shall be not less than one hundred and ten percent (110%) of the fair value of the Stock on the date the ISO is granted.

     For purposes of the Plan, the "fair market value" of a share of Stock on any date specified herein, shall mean (a) the last reported sales price, regular way, or, in the event that no sale takes place on such day, the average of the reported closing bid and asked prices, regular way, in either case (i) as reported on the New York Stock Exchange Composite Tape, or (ii) if the Stock is not listed or admitted to trading on the New York Stock Exchange, on the principal national securities exchange on which such security is listed or admitted to trading, or (iii) if not then listed or admitted to trading on any national securities exchange, on the NASDAQ National Market System; or (b) if the Stock is not quoted on such National Market System, (i) the average of the closing bid and asked prices on each such day in the over-the-counter market as reported by NASDAQ, or (ii) if bid and asked prices for such security on each such day shall not have been reported through NASDAQ, the average of the bid and asked prices for such day as furnished by any New York Stock Exchange member firm regularly making a market in such security selected for such purpose by the Committee; or (c) if the Stock is not then listed or admitted to trading on any national exchange or quoted in the over-the-counter market, the fair value thereof determined in good faith by the Committee as of a date which is within thirty (30) days of the date with respect to which the determination is to be made; provided, however, that any method of determining fair market value employed by the Committee with respect to an ISO shall be consistent with any applicable laws or regulations pertaining to "incentive stock options."

     8.  DURATION OF OPTIONS

     The duration of any Option shall be specified by the Committee in the Option Agreement, but no ISO shall be exercisable after the expiration of ten
(10) years, and no NQO shall be exercisable after the expiration of ten (10) years and one (1) day, from the date such Option is granted. In the case of any employee who owns (or is considered under Section 424(d) of the Code as owning) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary, no ISO shall be exercisable after the expiration of five (5) years from the date such Option is granted. The Committee, in its sole and absolute discretion, may extend any Option theretofore granted subject to the aforesaid limits and may provide that an Option shall be exercisable during its entire duration or during any lesser period of time.

     9.  VESTING PROVISIONS

     Each Option may be exercised so long as it is valid and outstanding from time to time, in part or as a whole, in such manner and subject to such conditions as the Committee, in its sole and absolute discretion, may provide in the Option Agreement.

     10.  EXERCISE OF OPTIONS

     Options shall be exercised by the delivery of written notice to the Company setting forth the number of shares of Stock with respect to which the Option is to be exercised, accompanied by payment of the option price of such shares, which payment shall be made, subject to the alternative provisions of this Section, in cash or by such cash equivalents, payable to the order of the Company in an amount in United States dollars equal to the option price of such shares, as the Committee in its sole and absolute discretion shall consider acceptable. Such notice shall be delivered in person to the Secretary of the Company or shall be sent by registered mail, return receipt requested, to the Secretary of the Company, in which case delivery shall be deemed made on the date such notice is deposited in the mail.

     Alternatively, if the Option Agreement so specifies, and subject to such rules as may be established by the Committee, payment of the option price may be made through a so-called "cashless exercise" procedure, under which the Optionee shall deliver irrevocable instructions to a broker to sell shares of Stock acquired upon exercise of the Option and to remit promptly to the Company a sufficient portion of the sale proceeds to pay the option price and any tax withholding resulting from such exercise.

     Alternatively, payment of the option price may be made, in whole or in part, in shares of Stock owned by the Optionee; provided, however, that the Optionee may not make payment in shares of Stock that he acquired upon the earlier exercise of any ISO (or other "incentive stock option"), unless and until he has held the shares until at least two (2) years after the date the ISO (or such other incentive stock option) was granted and at least one (1) year after the date the ISO (or such other option) was exercised. If payment is made in whole or in part in shares of Stock, then the Optionee shall deliver to the Company in payment of the option price of the shares with respect of which such Option is exercised (a) certificates registered in the name of such Optionee representing a number of shares of Stock legally and beneficially owned by such Optionee, free of all liens, claims and encumbrances of every kind, and having a fair market value on the date of delivery of such notice equal to the option price of the shares of Stock with respect to which such Option is to be exercised, such certificates to be accompanied by stock powers duly endorsed in blank by the record holder of the shares of Stock represented by such certificates; and (b) if the option price of the shares with respect to which such Option is to be exercised exceeds such fair market value, cash or such cash equivalents payable to the order to the Company, in an amount in United States dollars equal to the amount of such excess, as the Committee in its sole and absolute discretion shall consider acceptable. Notwithstanding the foregoing provisions of this Section, the Committee, in its sole and absolute discretion (i) may refuse to accept shares of Stock in payment of the option price of the shares of Stock with respect to which such Option is to be exercised and, in that event, any certificates representing shares of Stock which were delivered to the Company with such written notice shall be returned to such Optionee together with notice by the Company to such Optionee of the refusal of the Committee to accept such shares of Stock and (ii) may accept, in lieu of actual delivery of stock certificates, an attestation by the Optionee substantially in the form attached herewith as Exhibit C or such other form as may be deemed acceptable by the Committee that he or she owns of record the shares to be tendered free and clear of all liens, claims and encumbrances of every kind.

     Alternatively, if the Option Agreement so specifies, payment of the option price may be made in part by a promissory note executed by the Optionee and containing the following terms and conditions (and such others as the Committee shall, in its sole and absolute discretion determine from time to time): (a) it shall be collaterally secured by the shares of Stock obtained upon exercise of the Option; (b) repayment shall be made on demand by the Company and, in any event, no later than three (3) years from the date of exercise; and (c) the note shall bear interest at a rate as determined by the Committee, payable monthly out of a payroll deduction provision; provided, however, that notwithstanding the foregoing (i) an amount not less than the par value of the shares of Stock with respect to which the Option is being exercised must be paid in cash, cash equivalents, or shares of Stock in accordance with this Section, and (ii) the payment of such exercise price by promissory note does not violate any applicable laws or regulations, including, without limitation, Delaware corporate law or applicable margin lending rules. The decision as to whether to permit partial payment by a promissory note for shares of Stock to be issued upon exercise of any Option granted shall rest entirely in the sole and absolute discretion of the Committee.

     As promptly as practicable after the receipt by the Company of (a) written notice from the Optionee setting forth the number of shares of Stock with respect to which such Option is to be exercised and (b) payment of the option price of such shares in the form required by the foregoing provisions of this Section, the Company shall cause to be delivered to such Optionee certificates representing the number of shares with respect to which such Option has been so exercised (less a number of shares equal to the number of shares as to which ownership was attested under the procedure described in clause (ii) of the next preceding paragraph).

     11.  TRANSFERABILITY OF OPTIONS

     Options shall not be transferable by the Optionee otherwise than by will or under the laws of descent and distribution, and shall be exercisable during his or her lifetime only by the Optionee, except that the Committee may specify in an Option Agreement that pertains to an NQO that the Optionee may transfer such NQO to a member of the Immediate Family of the Optionee, to a trust solely for the benefit of the Optionee and the Optionee's Immediate Family, or to a partnership or limited liability company whose only partners or members are the Optionee and members of the Optionee's Immediate Family. "Immediate Family" shall mean, with respect to any Optionee, such Optionee's child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.

     12.  TERMINATION OF EMPLOYMENT OR INVOLVEMENT OF OPTIONEE WITH THE COMPANY

     For purposes of this Section, employment by or involvement with (in the case of an Optionee who is not an employee) a Subsidiary shall be considered employment by or involvement with the Company. Except as otherwise set forth in the Option Agreement, after the Optionee's termination of employment with the Company other than by reason of death or disability, including his retirement in good standing from the employ of the Company for reasons of age under the then established rules of the Company, the Option shall terminate on the earlier of the date of its expiration or three (3) months after the date of such termination or retirement. After the death of the Optionee, his or her executors, administrators or any persons to whom his or her Option may be transferred by will or by the laws of descent and distribution shall have the right to exercise the Option to the extent to which the Optionee was entitled to exercise the Option. In the event that such termination is a result of disability, the Optionee shall have the right to exercise the Option pursuant to its terms as if such Optionee continued as an employee.

     Authorized leave of absence or absence on military or government service shall not constitute severance of the employment relationship between the Company and the Optionee for purposes of the Plan, provided that either (a) such absence is for a period of no more than ninety (90) days or (b) the Employee's right to re-employment after such absence is guaranteed either by statute or by contract.

     For Optionees who are not employees of the Company, options shall be exercisable for such periods following the termination of the Optionee's involvement with the Company as may be set forth in the Option Agreement.

     13. REQUIREMENTS OF LAW

     The Company shall not be required to sell or issue any shares of Stock upon the exercise of any Option if the issuance of such shares shall constitute or result in a violation by the Optionee or the Company of any provisions of any law, statute or regulation of any governmental authority. Specifically, in connection with the Securities Act of 1933, as amended (the "Securities Act"), and any applicable state securities or "blue sky" law (a "Blue Sky Law"), upon exercise of any Option the Company shall not be required to issue such shares unless the Committee has received evidence satisfactory to it to the effect that the holder of such Option will not transfer such shares except pursuant to a registration statement in effect under the Securities Act and Blue Sky Laws or unless an opinion of counsel satisfactory to the Company has been received by the Company to the effect that such registration and compliance is not required. Any determination in this connection by the Committee shall be final, binding and conclusive. The Company shall not be obligated to take any action in order to cause the exercise of an Option or the issuance of shares of Stock pursuant thereto to comply with any law or regulations of any governmental authority, including, without limitation, the Securities Act or applicable Blue Sky Law.

     Notwithstanding any other provision of the Plan to the contrary, the Company may refuse to permit transfer of shares of Stock if in the opinion of its legal counsel such transfer would violate federal or state securities laws or subject the Company to liability thereunder. Any sale, assignment, transfer, pledge or other disposition of shares of Stock received upon exercise of any Option (or any other shares or securities derived therefrom) which is not in accordance with the provisions of this Section shall be void and of no effect and shall not be recognized by the Company.

     Legend on Certificates.  The Committee may cause any certificate
     ----------------------
representing shares of Stock acquired upon exercise of an Option (and any other shares or securities derived therefrom) to bear a legend to the effect that the securities represented by such certificate have not been registered under the Federal Securities Act of 1933, as amended, or any applicable state securities laws, and may not be sold, assigned, transferred, pledged or otherwise disposed of except in accordance with the Plan and applicable agreements binding the holder and the Company or any of its stockholders.

     14.  NO RIGHTS AS STOCKHOLDER

     No Optionee shall have any rights as a stockholder with respect to shares covered by his or her Option until the date of issuance of a stock certificate for such shares; except as otherwise provided in Section 17, no adjustment for dividends or otherwise shall be made if the record date therefor is prior to the date of issuance of such certificate.

     15.  EMPLOYMENT OBLIGATION

     The granting of any Option shall not impose upon the Company or any Subsidiary any obligation to employ or continue to employ any Optionee, or to engage or retain the services of any person, and the right of the Company or any Subsidiary to terminate the employment or services of any person shall not be diminished or affected by reason of the fact that an Option has been granted to him or her. The existence of any Option shall not be taken into account in determining any damages relating to termination of employment or services for any reason.

     16.  FORFEITURE AS A RESULT OF TERMINATION FOR CAUSE

     Notwithstanding any provision of the Plan to the contrary, if the Committee determines, after full consideration of the facts presented on behalf of the Company and an Optionee, that

          (a) the Optionee has been engaged in fraud, embezzlement, theft, commission of a felony or dishonesty in the course of his or her employment by or involvement with the Company or a Subsidiary, which damaged the Company or a Subsidiary, or has made unauthorized disclosure of trade secrets or other proprietary information of the Company or a Subsidiary or of a third party who has entrusted such information to the Company or a Subsidiary, or

          (b) the Optionee's employment or involvement was otherwise terminated for "cause," as defined in any employment agreement with the Optionee, if applicable, or if there is no such agreement, as determined by the Committee, which may determine that "cause" includes among other matters the willful failure or refusal of the Optionee to perform and carry out his or her assigned duties and responsibilities diligently and in a manner satisfactory to the Committee, then the Optionee's right to exercise an Option shall terminate as of the date of such act (in the case of (a)) or such termination (in the case of (b)) and the Optionee shall forfeit all unexercised Options. If an Optionee whose behavior the Company asserts falls within the provisions of (a) or (b) above has exercised or attempts to exercise an Option prior to a decision of the Committee, the Company shall not be required to recognize such exercise until the Committee has made its decision and, in the event of any exercise shall have taken place, it shall be of no force and effect (and void ab initio) if the
                                                          -- ------
Committee makes an adverse determination; provided, however, if the Committee finds in favor of the Optionee then the Optionee will be deemed to have exercised such Option retroactively as of the date he or she originally gave written notice of his or her attempt to exercise or actual exercise, as the case may be. The decision of the Committee as to the cause of an Optionee's discharge and the damage done to the Company or a Subsidiary shall be final, binding and conclusive. No decision of the Committee, however, shall affect in any manner the finality of the discharge of such Optionee by the Company or a Subsidiary.

     17.  CHANGES IN THE COMPANY'S CAPITAL STRUCTURE

     The existence of outstanding Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business or any merger or consolidation of the Company or any issue of bonds, debentures, preferred or preference stock, whether or not convertible into the Stock or other securities, ranking prior to the Stock or affecting the rights thereof, or warrants, rights or options to acquire the same, or the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business or any other corporate act or proceeding, whether of a similar character or otherwise.

     The number of shares of Stock in the Option Pool (less the number of shares theretofore delivered upon exercise of Options) and the number of shares of Stock covered by any outstanding Option and the price per share payable upon exercise thereof (provided that in no event shall the option price be less than the par value of such shares) shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Stock resulting from any subdivision, split, combination or consolidation of shares of Stock or the payment of a dividend in shares of stock or other securities of the Company on the Stock. The decision of the Board as to the adjustment, if any, required by the provisions of this Section shall be final, binding and conclusive.

     If the Company merges or consolidates with a wholly-owned subsidiary for the purpose of reincorporating itself under the laws of another jurisdiction, the Optionees will be entitled to acquire shares of Stock of the reincorporated Company upon the same terms and conditions as were in effect immediately prior to such reincorporation (unless such reincorporation involves a change in the number of shares or the capitalization of the Company, in which case proportional adjustments shall be made as provided above) and the Plan, unless otherwise rescinded by the Board, will remain the Plan of the reincorporated Company.

     Except as otherwise provided in the preceding paragraph, if the Company is merged or consolidated with another corporation, whether or not the Company is the surviving entity, or if the Company is liquidated or sells or otherwise disposes of all or substantially all of its assets to another entity while unexercised Options remain outstanding under the Plan, or if other circumstances occur in which the Board in its sole and absolute discretion deems it appropriate for the provisions of this paragraph to apply (in each case, an "Applicable Event"), then (a) each holder of an outstanding Option shall be entitled, upon exercise of such Option, to receive in lieu of shares of Stock, such stock or other securities or property as he or she would have received had he exercised such option immediately prior to the Applicable Event; or (b) the Board may, in its sole and absolute discretion, waive, generally or in one or more specific cases, any limitations imposed pursuant to Section 9 so that some or all Options from and after a date prior to the effective date of such Applicable Event, specified by the Board, in its sole and absolute discretion, shall be exercisable in full; or (c) the Board may, in its sole and absolute discretion, cancel all outstanding and unexercised Options as of the effective date of any such Applicable Event; or (d) the Board may, in its sole discretion, convert some or all Options into options to purchase the stock or other securities of the surviving corporation pursuant to an Applicable Event; or (e) the Board may, in its sole and absolute discretion, assume the outstanding and unexercised options to purchase stock or other securities of any corporation and convert such options into Options to purchase Stock, whether pursuant to this Plan or not, pursuant to an Applicable Event; provided, however, notice of any such cancellation pursuant to clause (c) shall be given to each holder of an Option not less than thirty (30) days preceding the effective date of such Applicable Event, and provided further, however, that the Board may, in its sole and absolute discretion, waive, generally or in one or more specific instances, any limitations imposed pursuant to Section 9 with respect to any Option so that such Option shall be exercisable in full or in part, as the Board may, in its sole and absolute discretion, determine, during such thirty (30) day period.

     Except as expressly provided herein, the issue by the Company of shares of Stock or other securities of any class or series or securities convertible into or exchangeable or exercisable for shares of Stock or other securities of any class or series for cash or property or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number, class or price of shares of Stock then subject to outstanding Options.

     18.  AMENDMENT OR TERMINATION OF PLAN

     The Board may, in its sole and absolute discretion, modify, revise or terminate the Plan at any time and from time to time; provided, however, that without the further approval of the holders of at least a majority of the outstanding shares of Stock, the Board may not (a) materially increase the benefits accruing to Optionees under the Plan or make any "modifications" as that term is defined under Section 424(h)(3) (or its successor) of the Code if such increase in benefits or modifications would adversely affect (i) the availability to the Plan of the protections of Section 16(b) of the Exchange Act, if applicable to the Company, or (ii) the qualification of the Plan or any Options for "incentive stock option" treatment under Section 422 of the Code;
(b) change the aggregate number of shares of Stock which may be issued under Options pursuant to the provisions of the Plan either to any one employee or in the aggregate; or (c) change the class of persons eligible to receive ISOs. Notwithstanding the preceding sentence, the Board shall in all events have the power and authority to make such changes in the Plan and in the regulations and administrative provisions hereunder or in any outstanding Option as, in the opinion of counsel for the Company, may be necessary or appropriate from time to time to enable any Option granted pursuant to the Plan to qualify as an incentive stock option or such other stock option as may be defined under the Code, as amended from time to time, so as to receive preferential federal income tax treatment.

     19.  EFFECTIVE DATE AND DURATION OF THE PLAN

          The Plan shall become effective and shall be deemed to have been adopted on November 5, 1997, unless the Plan shall have terminated earlier, the Plan shall terminate on the tenth (10th) anniversary of its effective date, and no Option shall be granted pursuant to the Plan after the day preceding the tenth (10th) anniversary of its effective date.

                      AMERICAN TOWER SYSTEMS CORPORATION

                            Stock Option Agreement
                            ----------------------
                            Option Certificate: No.


Specific Terms of the Option
----------------------------

     Subject to the terms and conditions hereinafter set forth and the terms and conditions of the American Tower Systems Corporation 1997 Stock Option Plan (the "Plan"), American Tower Systems Corporation, a Delaware corporation (the "Company" which term shall include, unless the context otherwise clearly requires, all Subsidiaries [as defined in the Plan] of the Company) hereby grants the following option to purchase shares of Common Stock, par value $.01 per share (the "Stock") of the Company:

1.   Name of Person to Whom the Option is granted (the "Optionee"):

2.   Date of Grant of Option:

3.   Number of shares of Stock:

4.   Option Exercise Price (per share):  $

5. Term: Subject to Section 10, this Option expires at 5:00 p.m. Eastern Time on

6.   Exercisability:  Provided that on the dates set forth below the Optionee is still employed by the Company or, if the Optionee is not employed by the Company the Optionee is still actively involved in the Company (as determined by the Committee) the Option will become exercisable as follows and as provided in Section 9 below:

     Date                      Number of Shares    Cumulative Number
     ----                      ----------------    -----------------






American Tower Systems Corporation


By:                                      X
   --------------------------             -----------------------
   Title:                                 (Signature of Optionee)
         --------------------                  Date:
                                                    -------------------
Optionee's Address:

OTHER TERMS OF THE OPTION
-------------------------

     WHEREAS, the Board of Directors (the "Board") has authorized the grant of stock options upon certain terms and conditions set forth in the Plan and herein; and

     WHEREAS, the Compensation Committee (the "Committee") has authorized the grant of this stock option pursuant and subject to the terms of the Plan, a copy of which is available from the Company and is hereby incorporated herein;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the Company and the Optionee, intending to be legally bound, covenant and agree as set forth on the first page hereof and as follows:

     7.  Grant.  Pursuant and subject to the Plan, the Company does hereby grant
         -----
to the Optionee a stock option (the "Option") to purchase from the Company the number of shares of Stock set forth in Section 3 on the first page hereof upon the terms and conditions set forth in the Plan and upon the additional terms and conditions contained herein. This Option is a [incentive] [nonqualified] stock option and [is] [is not] intended to qualify for special federal income tax treatment as an "incentive stock option" pursuant to Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     8.  Option Price.  This Option may be exercised at the option price per
         ------------
share of Stock set forth in Section 4 on the first page hereof, subject to adjustment as provided herein and in the Plan.

     9.  Term and Exercisability of Option.  This Option shall expire on the
         ---------------------------------
date determined pursuant to Section 5 on first page hereof and shall be exercisable prior to that date in accordance with and subject to the conditions set forth in the Plan and those conditions, if any, set forth in Section 6 on first page hereof. If before this Option has been exercised in full, the Optionee ceases to be an employee of the Company for any reason other than a termination for a reason specified in Section 16 of the Plan, the Optionee may exercise this Option to the extent that he or she might have exercised it on the date of termination of his or her employment, but only during the period ending on the earlier of (a) the date on which the Option expires in accordance with
Section 5 of this Agreement or (b) three (3) months after the date of termination of the Optionee's employment with the Company. However, if the Optionee dies before the date of expiration of this Option and while in the employ of the Company or during the three month period described in the preceding sentence, or in the event of the retirement of the Optionee for reasons of disability (within the meaning of Code (S) 22(e)(3)), the Option shall terminate only on such date of expiration. If the Optionee dies before this Option has been exercised in full, the personal representative of the Optionee may exercise this Option as set forth in the preceding sentence.

     10.  Method of Exercise.  To the extent that the right to purchase shares
          ------------------
of Stock has accrued hereunder, this Option may be exercised from time to time by written notice to the Company substantially in the form attached hereto as Exhibit A, stating the number of shares with respect to which this Option is being exercised, and accompanied by payment in full of the option price for the number of shares to be delivered, by means of payment acceptable to the Company in accordance with Section 10 of the Plan. As soon as practicable after its receipt of such notice, the Company shall, without transfer or issue tax to the Optionee (or other person entitled to exercise this Option), deliver to the Optionee (or other person entitled to exercise this Option), at the principal executive offices of the Company or such other place as shall be mutually acceptable, a certificate or certificates for such shares out of theretofore authorized but unissued shares or reacquired shares of its Stock as the Company may elect; provided, however, that the time of such delivery may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with any applicable requirements of law. Payment of the option price may be made in cash or cash equivalents or, in accordance with the terms and conditions of Section 10 of the Plan, (a) in whole or in part in shares of Common Stock of the Company, whether or not through the attestation procedure in the Plan, or (b) in part by promissory note of the Optionee in the form attached hereto as Exhibit B; provided, however, that the Board reserves the right upon receipt of any written notice of exercise from the Optionee to require payment in cash with respect to the shares contemplated in such notice. If the Optionee (or other person entitled to exercise this Option) fails to pay for and accept delivery of all of the shares specified in such notice upon tender of delivery thereof, his or her right to exercise this Option with respect to such shares not paid for may be terminated by the Company.

     11.  Nonassignability of Option Rights.  This Option shall not be
          ---------------------------------
assignable or transferable by the Optionee except by will or by the laws of descent and distribution. During the life of the Optionee, this Option shall be exercisable only by him or her./*/


     12.  Compliance with Securities Act.  The Company shall not be obligated to
          ------------------------------
sell or issue any shares of Stock or other securities pursuant to the exercise of this Option unless the shares of Stock or other securities with respect to which this Option is being exercised are at that time effectively registered or exempt from registration under the Securities Act of 1933, as amended, and applicable state securities laws. In the event shares or other securities shall be issued which shall not be so registered, the Optionee hereby represents, warrants and agrees that he or she will receive such shares or other securities for investment and not with a view to their resale or distribution, and will execute an appropriate investment letter satisfactory to the Company and its counsel.

     13.  Legends.  The Optionee hereby acknowledges that the stock certificate
          -------
or certificates evidencing shares of Stock or other securities issued pursuant to any exercise of this Option will bear a legend setting forth the restrictions on their transferability described in Section 13 hereof.

     14.  Rights as Stockholder.  The Optionee shall have no rights as a
          ---------------------
stockholder with respect to any shares of Stock or other securities covered by this Option until the date of issuance of a certificate to him or her for such shares or other securities. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

     15.  Withholding Taxes.  The Optionee hereby agrees, as a condition to any
          -----------------
exercise of this Option, to provide to the Company an amount sufficient to satisfy its obligation to withhold certain federal, state and local taxes arising by reason of such exercise (the "Withholding Amount") by (a) authorizing the Company to withhold the Withholding Amount from his or her cash compensation,


-------------------

/*/  Use different language for an Option transferable to family members.

or (b) remitting the Withholding Amount to the Company in cash; provided, however, that to the extent that the Withholding Amount is not provided by one or a combination of such methods, the Company in its sole and absolute discretion may refuse to issue such shares of Stock or may withhold from the shares of Stock delivered upon exercise of this Option that number of shares having a fair market value, on the date of exercise, sufficient to eliminate any deficiency in the Withholding Amount.

     16.  Notice of Disqualifying Disposition.  If this Option is an incentive
          -----------------------------------
stock option, the Optionee agrees to notify the Company promptly in the event that he sells, transfers, exchanges or otherwise disposes of any shares of Stock issued upon exercise of the Option, before the later of (i) the second anniversary of the date of grant of the Option and (ii) the first anniversary of the date the shares were issues upon his exercise of the Option.

     17.  Termination or Amendment of Plan.  The Board may in its sole and
          --------------------------------
absolute discretion at ant time terminate or from time to time modify and amend the Plan, but no such termination or amendment will affect rights and obligations under this Option.

     18.  Effect Upon Employment.  Nothing in this Option or the Plan shall be
          ----------------------
construed to impose any obligation upon the Company to employ or retain in its employ, or continue its involvement with, the Optionee.

     19.  Time for Acceptance.  Unless the Optionee shall evidence his or her
          -------------------
acceptance of this Option by execution of this Agreement within seven (7) days after its delivery to him or her, the Option and this Agreement shall be null and void.

     20.  General Provisions.
          ------------------

          (a)  Amendment; Waivers.  This Agreement, including the Plan, contains
               ------------------
the full and complete understanding and agreement of the parties hereto as to the subject matter hereof and may not be modified or amended, nor may any provision hereof be waived, except by a further written agreement duly signed by each of the parties. The waiver by either of the parties hereto of any provision hereof in any instance shall not operate as a waiver of any other provision hereof or in any other instance.

          (b)  Binding Effect.  This Agreement shall inure to the benefit of and
               --------------
be binding upon the parties hereto and, to the extent provided herein and in the Plan, their respective heirs, executors, administrators, representatives, successors and assigns.

          (c)  Construction.  This Agreement is to be construed in accordance
               ------------
with the terms of the Plan. In case of any conflict between the Plan and this Agreement, the Plan shall control. The titles of the sections of this Agreement and of the Plan are included for convenience only and shall not be construed as modifying or affecting their provisions. The masculine gender shall include both sexes; the singular shall include the plural and the plural the singular unless the context otherwise requires.

          (d) Governing Law.  This Agreement shall be governed by and construed
              -------------
and enforced in accordance with the applicable laws of the United States of America and the law (other than the law governing conflict of law questions) of The Commonwealth of Massachusetts except to the extent the laws of any other jurisdiction are mandatorily applicable.

          (e)  Notices.  Any notice in connection with this Agreement shall be
               -------
deemed to have been properly delivered if it is in writing and is delivered in hand or sent by registered mail to the party addressed as follows, unless another address has been substituted by notice so given:

     To the Optionee:    To his or her address as
                         listed on the books of the Company.

     To the Company:     American Tower Systems Corporation
                         116 Huntington Avenue
                         Boston, MA  02116
                         Attention: Chief Financial Officer

                         and

                         Sullivan & Worcester LLP
                         One Post Office Square
                         Boston, MA  02109
                         Attention:  Norman A. Bikales

                                                       Exhibit A to Stock Option

                      [FORM FOR EXERCISE OF STOCK OPTION]


American Tower Systems Corporation
116 Huntington Avenue
Boston, Massachusetts 02116


     RE:  Exercise of Option under American Tower Systems Corporation 1997 Stock
          ----------------------------------------------------------------------
          Option Plan
          -----------

Gentlemen:

     Please take notice that the undersigned hereby elects to exercise the stock option granted to ___________ (the "Employee") pursuant and subject to the terms and conditions of the Stock Option Agreement between the Employee and the
Company dated as of            , 199  (the "Option Agreement") by and to the
extent of purchasing          shares of [Class A or Class B] Common Stock, par
value $.01 per share, of American Tower Systems Corporation (the "Company") for the option price of $_____ per share.

     The undersigned encloses herewith payment, in cash or in such other property as is permitted under the Plan of the purchase price for said shares. If the undersigned is making payment of any part of the purchase price by
-------------------------------------------------------------------------
delivery of shares of Common Stock of the Company, he or she hereby confirms
----------------------------------------------------------------------------
that he or she has investigated and considered the possible income tax
----------------------------------------------------------------------
consequences to him or her of making such payments in that form.  The
---------------------------------------------------------------
undersigned hereby agrees to provide the Company an amount sufficient to satisfy the obligation of the Company to withhold certain taxes, as provided in Section 15 of the Option Agreement.

     The undersigned hereby specifically confirms to American Tower Systems Corporation that he or she is acquiring said shares for investment and not with a view to their sale or distribution, and that said shares shall be held subject to all of the terms and conditions of said Stock Option Agreement.

                                    Very truly yours,

---------------                     ---------------------------------
     Date                           (Signed by the Employee or other
                                    party duly exercising option)

                                                       Exhibit B to Stock Option


          [FORM OF TERM NOTE IN PAYMENT OF EXERCISE PRICE OF OPTIONS]

                                PROMISSORY NOTE


$_____________                                Date:__________


     FOR VALUE RECEIVED, the undersigned (the "Payor") hereby promises to pay to the order of American Tower Systems Corporation (the "Payee") at the principal office of Payee in Boston, Massachusetts ON DEMAND and in any event on or before
      19   the sum of         ($    ) with interest from the date hereof on the
principal amount hereof from time to time unpaid at the rate of ___ percent (___%) per annum. Interest on the outstanding principal amount hereof shall be due and payable monthly on the last business day of each month in each year during the term of this Note, and at maturity commencing with the month end immediately following the date of this Note. The Payor authorizes the Payee to withhold such interest from his regular monthly or other salary payment or other compensation and to apply such withheld amount to interest due hereon and also agrees to execute such instruments and other documents as the Payee may from time to time request to reflect such right of withholding. [The Payor shall on
    of each year, commencing in   , pay an amount equal to    percent (  %) of
the original principal amount of this Note, together with all accrued and unpaid interest thereon.]

     All payments on this Note shall be first applied against accrued but unpaid interest to the extent thereof, and then to the outstanding principal amount.

     The Payor shall have the right to prepay the principal amount of this Note in whole or in part at any time without penalty, but together with all but unpaid accrued interest on the outstanding principal amount. No such prepayment shall affect the obligation of the Payor to make the payments required by the last sentence of the first paragraph of this Note.

     Payor shall pay principal, interest, and other amounts under, and in accordance with the terms of, this Note, free and clear of and without deduction for any and all present and future taxes, levies, imposts, deductions, charges, withholdings, and all liabilities with respect thereto, excluding taxes measured by income.

     Should the indebtedness evidenced by this Note or any part thereof be collected by legal action, or in bankruptcy, receivership or other court proceedings, or should this Note be placed in the hands of attorneys for collection after default, Payor agrees to pay, upon demand by Holder, in addition to principal and interest and other sums, if any, due and payable hereon, court costs and reasonable attorneys' fees and other reasonable collection charges, to the maximum extent permitted by applicable law.

     This Note represents the obligation of the Payor to pay on an installment basis the balance of the purchase price of shares of Common Stock of the Payee to be issued to the Payor promptly after the date hereof (the "Shares"), plus interest on such purchase price, pursuant to a stock option granted pursuant to the Stock Option Agreement
dated     , 199 (the "Agreement").

     Upon the occurrence of any of the following events (an "acceleration event"):

          (a) Failure of the Payor to perform or observe any of his obligations under this Note or the Agreement, or acceleration of the payor's obligation to make payment of the purchase price of the Shares pursuant to the provisions of the Agreement; or

          (b) Commencement of voluntary or involuntary proceedings in respect of the Payor under any federal or state bankruptcy, insolvency, receivership or other similar law; or

          (c)  Termination of the Payor's employment by the Payee;

then, and in any such event, the holder of this Note at its election may forthwith declare the entire principal amount of this Note, together with accrued interest thereon, immediately due and payable, and this Note shall thereupon forthwith become so due and payable without presentation, protest or further demand or notice of any kind, all of which are expressly waived.

     The Payor hereby waives the presentment, demand, notice of protest and all other demands and notices in connection with delivery, acceptance, performance, default or enforcement hereof. No delay or omission on the part of the holder of this Note in exercising any right hereunder shall operate as a waiver of such right or of any other right hereunder, no course of dealing between the Payor and the holder shall operate as a waiver of any of the holder's rights hereunder unless set forth in a writing signed by the holder, and a waiver on any one occasion shall not be construed as a bar to or waiver of any right on any future occasion. The Payor further agrees to pay the costs, fees and expenses (including reasonable attorneys' fees) of collection and enforcement of this Note.

     Any provision of this Note to the contrary notwithstanding, changes in or additions to this Note may be made, or compliance with any term, covenant, agreement, condition or provision set forth herein may be omitted or waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the consent in writing of Holder and Payor, and each such change, addition or waiver shall be binding upon each future holder of the Note and Payor. Any consent may be given subject to satisfaction of conditions stated therein.

     This Note shall be binding upon and shall inure to the benefit of the Payor and the Payee and their respective successors and assigns, including, without limitation, successors by operation of law pursuant to any merger, consolidation or sale of assets involving any of the parties.

     This Note shall be deemed to be a contract made under and to be construed in accordance with and governed by the applicable law of the United States of America and the laws (other than the law governing conflict of law matters) of The Commonwealth of Massachusetts.

     If the last or appointed day for taking of any action required or permitted hereby (other than the payment of principal of or interest or premium, if any, hereon) shall be a Saturday, Sunday or legal holiday in Boston,

Massachusetts, or a day on which banking institutions in Boston, Massachusetts are authorized by law or executive order to close, then such action may be taken on the next succeeding business day for banking institutions in such city.

     This Note is executed as, and shall be effective as, a sealed instrument and shall be binding upon the estate and any successor of the Payor.


Witness:
        ----------------                    ------------------------
        Print Name:                         Print Name:

                                                       Exhibit C to Stock Option
                               ATTESTATION FORM

Pursuant to the Notice of Exercise submitted herewith, I have elected to purchase ________ shares of American Tower Systems Corporation (the "Company") [Class A or Class B] Common Stock at $____ per share, as stated in the Stock Option agreement dated __________. I hereby attest to ownership of the shares under the certificate(s) listed below and hereby tender such shares in full or partial payment of the total Option Price of $___________.

I also certify that I either (i) have held the shares I am tendering for at least one year after acquiring such shares through the exercise of an ISO, or
(ii) have not obtained such shares through the exercise of an ISO.

Although the Company has not required me to make actual delivery of my certificates, as a result of which I (and the joint owner, if any, of the shares listed below) will retain ownership of the shares, I represent that I, with the consent of the joint owner (if any) of the shares, have full power to deliver and convey the certificates to the Company and therefore could have caused the Company to become sole owner of the shares. The joint owner of the shares, by signing this form, consents to the above representations and the exercise of the stock option by this notice.


[Class A or Class B]    No. of Shares    Acquired by     Date of
    Common Stock         Represented    Stock Option   Acquisition
   Certificate(s)                      Plan Exercise
                                          (Yes/No)

---------------------  -------------- ---------------  -----------

---------------------  -------------- ---------------  -----------

---------------------  -------------- ---------------  -----------

---------------------  -------------- ---------------  -----------


You are hereby instructed to apply toward the Option Price: (Check one)

The maximum number of whole shares necessary to pay the Option Price, or, if fewer, the total number of shares represented by the listed certificate(s), with any remaining amount to be paid by check accompanying this Attestation Form.

_____________________ of the listed shares, with any remaining amount to be paid by check accompanying this Attestation Form.

If I have paid only a portion of the total Option Price by tendering Company [Class A or Class B] Common Stock, enclosed herewith is a check payable to Company in the amount of $____________ for the balance of the Option Price.



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